  As Filed with the Securities and Exchange Commission on April 15, 1998.

                                                            File No. 33-13735

                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549

                            POST-EFFECTIVE AMENDMENT NO. 2
                                     TO FORM S-6

                 FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933 OF
                  SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED ON
                                     FORM N-8B-2
A.   Exact name of trust:  ICMG Registered Variable Life Separate Account One

B.   Name of depositor:  Hartford Life and Annuity Insurance Company

C.   Complete address of depositor's principal
     executive offices:                           P.O. Box 2999
                                                  Hartford, CT  06104-2999

D.   Name and complete address of agent for service:

     Marianne O'Doherty, Esq.
     Hartford Life
     P.O. Box 2999
     Hartford,  06104-2999

     It is proposed that this filing will become effective:

               immediately upon filing pursuant to paragraph (b) of Rule 485
     --------
        X     on May 1, 1998, pursuant to paragraph (b) of Rule 485
     --------
               60 days after filing pursuant to paragraph (a)(1) of Rule 485
     --------
               on May 1, 1998, pursuant to paragraph (a)(1) of Rule 485
     --------

     If appropriate check the following:

               this post-effective amendment designates a new effective date for -------- a previously filed post-effective amendment.

E. Title and amount of securities being registered: Group Flexible Premium Variable Life Insurance Policies. Pursuant to Rule 24f-2 under the Investment Company Act of 1940, the Registrant has registered an indefinite amount of these group flexible premium variable life insurance policies.

F. Proposed maximum aggregate offering price to the public of the securities being registered: N/A

G.   Amount of filing fee:  N/A

H. Approximate date of proposed public offering: As soon as practicable after the effective date of this registration statement.

                            RECONCILIATION AND TIE BETWEEN
                              FORM N-8B-2 AND PROSPECTUS

     ITEM NO. OF
     FORM N-8B-2         CAPTION IN PROSPECTUS
     -----------         ---------------------

          1.             Cover page

          2.             Cover page

          3.             Not applicable

          4.             Hartford; Distribution of the Group Policy

          5.             Summary - The Separate Account

          6.             The Separate Account

          7.             Not required by Form S-6

          8.             Not required by Form S-6

          9.             Legal Proceedings

          10. Summary; The Funds; Detailed Description of Certificate Benefits and Provisions; Other Matters - Voting Rights, Dividends

          11.            Summary; The Funds

          12.            Summary; The Funds

          13.            Deductions and Charges From Investment Value;
                         Distribution of the Group Policy; Federal Tax Considerations

          14. Detailed Description of Certificate Benefits and Provisions - Enrollment for a Certificate

          15. Detailed Description of Certificate Benefits and Provisions - Allocation of Premium Payments

          16. The Funds; Detailed Description of Certificate Benefits and Provisions - Allocation of Premium Payments

     ITEM NO. OF
     FORM N-8B-2         CAPTION IN PROSPECTUS
     -----------         ---------------------

          17. Summary; Detailed Description of Certificate Benefits and Provisions - Values Under the Certificate, Surrender of the Certificate, The Right to Examine the Certificate

          18. The Funds; Detailed Description of Certificate Benefits and Provisions - Deductions and Charges From Investment Value; Federal Tax Considerations

          19.            Other Matters - Statements to Owners

          20.            Not applicable

          21.            Detailed Description of Certificate Benefits and
                         Provisions - Loans

          22.            Not applicable

          23.            Safekeeping of the Separate Account Assets

          24.            Other Matters - Assignment

          25.            Hartford

          26.            Not applicable

          27.            Hartford

          28.            Hartford; Executive Officers and Directors

          29.            Hartford

          30.            Not applicable

          31.            Not applicable

          32.            Not applicable

          33.            Not applicable

     ITEM NO. OF
     FORM N-8B-2         CAPTION IN PROSPECTUS
     -----------         ---------------------

          34.            Not applicable

          35.            Distribution of the Group Policy

          36.            Not required by Form S-6

          37.            Not applicable

          38.            Distribution of the Group Policy

          39.            Hartford; Distribution of the Group Policy

          40.            Not applicable

          41.            Hartford; Distribution of the Group Policy

          42.            Not applicable

          43.            Not applicable

          44. Detailed Description of Certificate Benefits and Provisions - Allocation of Premium Payments

          45.            Not applicable

          46. Detailed Description of Certificate Benefits and Provisions - Values Under the Certificate

          47.            The Funds

          48.            Cover page; Hartford

          49.            Not applicable

          50.            The Separate Account

          51. Summary; Hartford; Detailed Description of Certificate Benefits and Provisions

          52.            The Funds - General

          53.            Federal Tax Considerations

     ITEM NO. OF
     FORM N-8B-2         CAPTION IN PROSPECTUS
     -----------         ---------------------

          54.            Not applicable

          55.            Not applicable

          56.            Not required by Form S-6

          57.            Not required by Form S-6

          58.            Not required by Form S-6

          59.            Not required by Form S-6

                                 FUTUREVANTAGE
                     GROUP FLEXIBLE PREMIUM VARIABLE LIFE
                              INSURANCE POLICIES
                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                                 P.O. BOX 2999
                            HARTFORD, CT 06104-2999
[LOGO]                     TELEPHONE (800) 861-1408

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

This Prospectus describes a group flexible premium variable life insurance policy (the "Group Policies," and each individually a "Group Policy") and certificates of insurance (the "Certificates," and each individually a "Certificate") offered by Hartford Life and Annuity Insurance Company ("Hartford"). The Certificates are designed to provide lifetime insurance coverage to the Insured(s) named in the Certificates, and maximum flexibility in connection with premium payments and the Death Benefit, together with an opportunity to participate in the investment experience of ICMG Registered Variable Life Separate Account One. For a given amount of Death Benefit chosen, the Owner has considerable flexibility in selecting the timing and amount of premium payments. In addition to the Initial Premium payment, additional premium payments are also allowed.

Group Policies may be issued to a Participating Employer or to a trust that is adopted by a Participating Employer. Eligible employees of Participating Employers may own Certificates issued under their respective Participating Employer's Group Policy. The Owners possess all rights and interests under the Group Policy. The Owners are provided with the Certificates, which describe each Owner's rights, benefits, and options under the Group Policy.

Sales agents can provide prospective purchasers with individualized sales illustrations which reflect all the fees and charges associated with the Certificate options selected.

The Certificates provide for a Death Benefit, pursuant to which Death Proceeds are payable at the Insured's death. You may select one of two Death Benefit options. Death Benefit Option A is an amount equal to the larger of (1) the Face Amount and (2) the Variable Insurance Amount. Death Benefit Option B is an amount equal to the larger of (1) the Face Amount plus the Cash Value and (2) the Variable Insurance Amount. The Death Proceeds payable to the Beneficiary equal the Death Benefit less any Debt outstanding under the Certificate plus any rider benefits payable.

The Investment Value of a Certificate will also vary up or down to reflect the investment experience of the Investment Divisions to which Net Premiums have been allocated. The Owner bears the investment risk for all amounts so allocated.

The current Investment Divisions and underlying Portfolios of the Funds are:


INVESTMENT DIVISION                                              UNDERLYING PORTFOLIO
--------------------------------------------  ----------------------------------------------------------
Hartford Capital Appreciation Investment      shares of Class IA of Hartford Capital Appreciation HLS
  Division                                    Fund, Inc. ("Hartford Capital Appreciation Fund")
Hartford Bond Investment Division             shares of Class IA of Hartford Bond HLS Fund, Inc.
                                              ("Hartford Bond Fund")
N&B AMT Balanced Investment Division          Balanced Portfolio of the Neuberger & Berman Advisers
                                              Management Trust ("N&B AMT Balanced Portfolio")
N&B AMT Partners Investment Division          Partners Portfolio of the Neuberger & Berman Advisers
                                              Management Trust ("N&B AMT Partners Portfolio")
Alger American Small Capitalization           Alger American Small Capitalization Portfolio of The Alger
  Investment Division                         American Fund ("Alger American Small Cap Portfolio")
Alger American Growth Investment Division     Alger American Growth Portfolio of The Alger American Fund
                                              ("Alger American Growth Portfolio")
ML Domestic Money Market Investment Division  Merrill Lynch Domestic Money Market Fund of the Merrill
                                              Lynch Variable Series Funds, Inc. ("ML Domestic Money
                                              Market Fund")
ML Prime Bond Investment Division             Merrill Lynch Prime Bond Fund of the Merrill Lynch
                                              Variable Series Funds, Inc. ("ML Prime Bond Fund")
ML High Current Income Investment Division    Merrill Lynch High Current Income Fund of the Merrill
                                              Lynch Variable Series Funds, Inc. ("ML High Current Income
                                              Fund")
ML Quality Equity Investment Division         Merrill Lynch Quality Equity Fund of the Merrill Lynch
                                              Variable Series Funds, Inc. ("ML Quality Equity Fund")
ML Special Value Focus Investment Division    Merrill Lynch Special Value Focus Fund of the Merrill
                                              Lynch Variable Series Funds, Inc. ("ML Special Value Focus
                                              Fund")
ML Natural Resources Focus Investment         Merrill Lynch Natural Resources Focus Fund of the Merrill
  Division                                    Lynch Variable Series Funds, Inc. ("ML Natural Resources
                                              Focus Fund")
ML American Balanced Investment Division      Merrill Lynch American Balanced Fund of the Merrill Lynch
                                              Variable Series Funds, Inc. ("ML American Balanced Fund")

INVESTMENT DIVISION                                              UNDERLYING PORTFOLIO
--------------------------------------------  ----------------------------------------------------------
ML Global Strategy Focus Investment Division  Merrill Lynch Global Strategy Focus Fund of the Merrill
                                              Lynch Variable Series Funds, Inc. ("ML Global Strategy
                                              Focus Fund")
ML Basic Value Focus Investment Division      Merrill Lynch Basic Value Focus Fund of the Merrill Lynch
                                              Variable Series Funds, Inc. ("ML Basic Value Focus Fund")
ML Global Bond Focus Investment Division      Merrill Lynch Global Bond Focus Fund of the Merrill Lynch
                                              Variable Series Funds, Inc. ("ML Global Bond Focus Fund")
ML Global Utility Focus Investment Division   Merrill Lynch Global Utility Focus Fund of the Merrill
                                              Lynch Variable Series Funds, Inc. ("ML Global Utility
                                              Focus Fund")
ML International Equity Focus Investment      Merrill Lynch International Equity Focus Fund of the
  Division                                    Merrill Lynch Variable Series Funds, Inc. ("ML
                                              International Equity Focus Fund")
ML Developing Capital Markets Focus           Merrill Lynch Developing Capital Markets Focus Fund of the
  Investment Division                         Merrill Lynch Variable Series Funds, Inc. ("ML Developing
                                              Capital Markets Focus Fund")
ML Government Bond Investment Division        Merrill Lynch Government Bond Fund of the Merrill Lynch
                                              Variable Series Funds, Inc. ("ML Government Bond Fund")
ML Index 500 Investment Division              Merrill Lynch Index 500 Fund of the Merrill Lynch Variable
                                              Series Funds, Inc. ("ML Index 500 Fund")

--------------------------------------------------------------------------------

IT MAY NOT BE ADVANTAGEOUS TO PURCHASE FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE AS A REPLACEMENT FOR YOUR CURRENT LIFE INSURANCE OR IF YOU ALREADY OWN A FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY.
--------------------------------------------------------------------------------

THIS PROSPECTUS IS VALID ONLY IF ACCOMPANIED BY THE CURRENT PROSPECTUSES OF THE AVAILABLE UNDERLYING FUNDS WHICH CONTAIN A FULL DESCRIPTION OF THOSE FUNDS. ALL PROSPECTUSES SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.
--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

THE DATE OF THIS PROSPECTUS IS MAY 1, 1998.

2                                    HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS


                                                                         PAGE
                                                                         ----
 SPECIAL TERMS.........................................................    4
 SUMMARY...............................................................    6
 HARTFORD..............................................................    9
 THE SEPARATE ACCOUNT..................................................    9
 THE FUNDS.............................................................    9
   General.............................................................    9
     Hartford Funds....................................................   10
     Neuberger & Berman Advisers Management Trust......................   10
     The Alger American Fund...........................................   10
     Merrill Lynch Variable Series Funds, Inc..........................   10
   The Portfolios......................................................   11
 DETAILED DESCRIPTION OF CERTIFICATE BENEFITS AND PROVISIONS...........   12
   General.............................................................   12
   Issuance of a Certificate...........................................   12
   Premiums............................................................   13
     Premium Payment Flexibility.......................................   13
     Allocation of Premium Payments....................................   13
     Accumulation Units................................................   13
     Accumulation Unit Values..........................................   13
     Premium Limitation................................................   14
   Values Under the Certificate........................................   14
   Surrender of the Certificate........................................   14
     Partial Withdrawals...............................................   14
   Transfers Among Investment Divisions................................   14
     Amount and Frequency of Transfers.................................   14
     Transfers To or From Investment Divisions.........................   15
     Asset Rebalancing.................................................   15
     Procedures for Telephone Transfer.................................   15
   Valuation of Payments and Transfers.................................   15
     Processing of Transactions........................................   15
   Loans...............................................................   16
     Loan Interest.....................................................   16
     Credited Interest.................................................   16
     Loan Repayments...................................................   16
     Termination Due to Excessive Debt.................................   16
     Effect of Loans on Investment Value...............................   16
   Death Benefit.......................................................   16
     Minimum Death Benefit Testing Procedures..........................   16
     Death Benefit Options.............................................   17
     Option Change.....................................................   17
     Payment Options...................................................   17
     Legal Developments Regarding Income Payments......................   17
     Beneficiary.......................................................   17
     Increases and Decreases in Face Amount............................   18
   Benefits at Maturity................................................   18
   Termination of Participation in the Group Policy....................   18
   Lapse and Reinstatement While the Group Policy Is In Effect.........   18
     Lapse and Grace Period............................................   18
     Reinstatement.....................................................   18
   Enrollment for a Certificate........................................   19
   The Right to Examine the Certificate................................   19
   Deductions from Premium.............................................   19
     Front-End Sales Load..............................................   19

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                    3
--------------------------------------------------------------------------------


                                                                         PAGE
                                                                         ----
     Premium Related Tax Charge........................................   19
     DAC Tax Charge....................................................   19
   Deductions and Charges from Investment Value........................   19
     Monthly Deduction Amount..........................................   19
   Mortality and Expense Risk Charge...................................   20
   Taxes...............................................................   21
 OTHER MATTERS.........................................................   21
   Additions, Deletions or Substitutions of Investments................   21
   Voting Rights.......................................................   21
   Our Rights..........................................................   21
   Statements to Owners................................................   22
   Limit on Right to Contest...........................................   22
   Misstatement as to Age or Sex.......................................   22
   Assignment..........................................................   22
   Dividends...........................................................   22
   Experience Credits..................................................   22
 SUPPLEMENTAL BENEFITS.................................................   22
   Maturity Date Extension Rider.......................................   22
 EXECUTIVE OFFICERS AND DIRECTORS......................................   23
 DISTRIBUTION OF THE GROUP POLICY......................................   27
 SAFEKEEPING OF THE SEPARATE ACCOUNT ASSETS............................   27
 FEDERAL TAX CONSIDERATIONS............................................   27
   General.............................................................   27
   Taxation of Hartford and the Separate Account.......................   27
   Income Taxation of Certificate Benefits -- Generally................   28
   Diversification Requirements........................................   28
   Ownership of the Assets in the Separate Account.....................   28
   Tax Deferral During Accumulation Period.............................   29
   Modified Endowment Contracts........................................   29
   Federal Income Tax Withholding......................................   30
   Other Tax Considerations............................................   30
 LEGAL PROCEEDINGS.....................................................   30
 EXPERTS...............................................................   30
 REGISTRATION STATEMENT................................................   30
 FINANCIAL STATEMENTS..................................................


             THE GROUP POLICIES MAY NOT BE AVAILABLE IN ALL STATES.

    THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO DEALER OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED ON.

4                                    HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

                                 SPECIAL TERMS

As used in this Prospectus, the following terms have the indicated meanings:

ACCUMULATION UNIT: An accounting unit of measure used to calculate the value of an Investment Division.

ADJUSTABLE LOAN INTEREST RATE: The interest rate charged on Loans that is adjusted from time to time by Hartford. The method of calculation of the Adjustable Loan Interest Rate is described later in this Prospectus.

ATTAINED AGE: The Issue Age plus the period since the Coverage Date.

BENEFICIARY: The person so designated by the Owner in the Certificate.

CASH SURRENDER VALUE: The Cash Value, less Debt, less any charges accrued but not yet deducted.

CASH VALUE: The Investment Value plus the Loan Account Value.

CERTIFICATE: The form evidencing and describing the Owner's rights, benefits, and options under the Group Policy. The Certificate will describe, among other things, (i) the benefits for the named Insured, (ii) to whom the benefits are payable and (iii) the limits and other terms of the Group Policy as they pertain to the Insured.

CERTIFICATE ANNIVERSARY: An anniversary of the Coverage Date.

CHARGE DEDUCTION DIVISION: An Investment Division from which all charges are deducted if so designated in the Enrollment Form or later elected.

CODE: The Internal Revenue Code of 1986, as amended.

COVERAGE DATE: The date insurance under the Certificate is effective as to an Insured and from which Coverage Months and Coverage Years are determined.

COVERAGE MONTH(S): The 1-month period following the Coverage Date and each anniversary thereof.

COVERAGE YEAR(S): The 12-month period following the Coverage Date and each anniversary thereof.

CUSTOMER SERVICE CENTER: The service area of Hartford Life and Annuity Insurance Company.

DEATH BENEFIT: The Death Benefit option in effect determines how the Death Benefit is calculated. The two Death Benefit options are described under "Detailed Description of Certificate Benefits and Provisions -- Death Benefit."

DEATH PROCEEDS: The Death Benefit less outstanding Debt plus any rider benefits payable.

DEBT: The aggregate amount of outstanding Loans, plus any interest accrued at the Adjustable Loan Interest Rate.

ENROLLMENT FORM: The form required to be filled out prior to issuance of a Certificate. The specific form used will depend on the underwriting classification and plan design.

FACE AMOUNT: The minimum Death Benefit as long as the Certificate is in force. It is specified at issue and may be changed after issue on request, or due to a change in Death Benefit option or a partial withdrawal.

FUNDS: The registered open-end management investment companies in which assets of the Investment Divisions of the Separate Account may be invested.

GENERAL ACCOUNT: The assets of Hartford other than those allocated to the Separate Account. Premium Payments allocated to the General Account become a part of the general assets of Hartford. Hartford invests the assets of the General Account in accordance with applicable law governing the investments of insurance company general accounts.

GRACE PERIOD: The 61-day period, measured in calendar days, following the date We mail to the Owner notice that the Cash Surrender Value is insufficient to pay the charges due. Unless the Owner has given Us written notice of the termination in advance of the date of termination of any Certificate, insurance will continue in force during this period.

GROUP POLICY: The group flexible premium variable life insurance policy issued by Hartford and described in this Prospectus.

HARTFORD (ALSO REFERRED TO AS "WE," "US," "OUR"): Hartford Life and Annuity Insurance Company.

IN WRITING: In a written form satisfactory to Us.

INITIAL PREMIUM: The amount of premium initially payable shown in Your Certificate.

INSURED: The person on whose life the Certificate is issued. The Insured is identified in the Certificate.

INVESTMENT DIVISION: A separate division of the Separate Account which invests exclusively in the shares of a specified Portfolio of a Fund.

INVESTMENT VALUE: The sum of the values of assets in the Investment Divisions under the Certificate.

ISSUE AGE: The Insured's age on the birthday nearest to the Coverage Date.

LOAN: Any amount borrowed against the Investment Value under a Certificate.

LOAN ACCOUNT: That portion of Hartford's General Account to which amounts are transferred as a result of a Loan. The Loan Account is credited with interest and does not participate in the investment experience of the Separate Account.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                    5
--------------------------------------------------------------------------------

LOAN ACCOUNT VALUE: The amounts of the Investment Value transferred to (or from) the Loan Account to secure Loans, plus interest accrued at the daily equivalent of an annual rate equal to the Adjustable Loan Interest Rate actually charged, reduced by not more than 1%.

MATURITY DATE: The date on which an Insured's coverage matures as shown in the Certificate. We will pay the Cash Surrender Value, if any, if the Insured is living on the Maturity Date, upon surrender of the Certificate to Hartford.

MONTHLY DEDUCTION AMOUNT: The fees and charges deducted from the Investment Value on the Processing Date.

NET AMOUNT AT RISK: The Death Benefit less the Cash Value.

NET PREMIUM: The amount of premium actually credited to the Investment
Divisions.

NYSE: The New York Stock Exchange.

OWNER (ALSO REFERRED TO AS "YOU" OR "YOUR"): The person or legal entity so designated in the Enrollment Form or as subsequently changed. The Owner may be someone other than the Insured. The Owner possesses all rights under the Group Policy with respect to the Certificate.

PARTICIPATING EMPLOYER: A participating employer, or a trust sponsored by a participating employer, to which Hartford issues the Group Policy described in this Prospectus.

PORTFOLIO: A separate mutual fund, series or portfolio of the Funds. There are currently 21 Portfolios available under the Group Policy.

PRO RATA BASIS: An allocation method based on the proportion of the Investment Value in each Investment Division.

PROCESSING DATE(S): The day(s) on which We deduct charges from the Investment Value. The first Processing Date is the Coverage Date. There is a Processing Date each month. Later Processing Dates are on the same calendar day as the Coverage Date, or on the last day of any month which has no such calendar day.

PROCESSING PERIOD: The period from the Coverage Date to the next Processing Date, and thereafter, the period from one Processing Date to the next.

SEC: U.S. Securities and Exchange Commission.

SEPARATE ACCOUNT: ICMG Registered Variable Life Separate Account One, an account established by Hartford to separate the assets funding the Group Policies from other assets of Hartford.

VALUATION DAY: Each business day that Hartford and each of the Funds value their respective investment portfolios, unless the Certificate indicates otherwise. A business day is any day the NYSE is open for trading or any day the SEC requires mutual funds, unit investment trusts or other investment portfolios to be valued. The value of the Separate Account is determined at the close of the NYSE (generally 4:00 p.m. Eastern Time) on such days.

VALUATION PERIOD: The period between the close of business on successive Valuation Days.

VARIABLE INSURANCE AMOUNT: The Cash Value multiplied by the applicable variable insurance factor provided in the Certificate.

6                                    HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

                                    SUMMARY

                                THE GROUP POLICY

    The Group Policies, and the Certificates, offered by this Prospectus are funded by the Separate Account, a separate account established by Hartford pursuant to Connecticut insurance law and organized as a unit investment trust registered under the Investment Company Act of 1940 (the "1940 Act"). The Separate Account has 21 Investment Divisions dedicated to the Group Policies, each of which invests solely in a corresponding Portfolio of the Funds.


    Depending upon the state of issuance of Your Certificate and the applicable provisions of Your Certificate, Your initial Net Premium will, when Your Certificate is issued, either be (1) invested in the ML Domestic Money Market Investment Division during the right to examine period or (2) invested immediately in Your chosen Investment Divisions, upon Our receipt thereof. IF YOUR INITIAL NET PREMIUM IS INVESTED IMMEDIATELY IN YOUR CHOSEN INVESTMENT DIVISIONS, YOU WILL BEAR FULL INVESTMENT RISK FOR ANY AMOUNTS ALLOCATED TO THE INVESTMENT DIVISIONS DURING THE RIGHT TO EXAMINE PERIOD. Please note that this automatic immediate investment feature only applies if Your Certificate so specifies. Please check with Your agent to determine the status of Your Certificate. You must fill out and send Us the appropriate form In Writing or comply with other designated Hartford procedures if You would like to change how subsequent Net Premiums are allocated. See "Allocation of Premium Payments," page 13.


    Pursuant to the Certificates, each selected Investment Division is credited with Accumulation Units and each selected Investment Division's assets are invested in the applicable underlying Portfolio. Subject to certain restrictions, an Owner may transfer amounts among the available Investment Divisions. See "Detailed Description of Certificate Benefits and Provisions -- Transfers Among Investment Divisions," page 14.

    The Group Policies are first and foremost life insurance policies and the Certificates evidencing an Owner's interest in the Group Policies provide for death benefits, cash values, and other features traditionally associated with life insurance. The Group Policies are "flexible premium" because, once the desired level and pattern of the Death Benefit have been determined, a purchaser has considerable flexibility in the selection of the timing and amount of premium to be paid. The Group Policies are called "variable" because, unlike the fixed benefits of an ordinary whole life insurance policy, the Investment Value under a Certificate will, and the Death Benefit may, increase or decrease depending on the investment experience of the Investment Divisions to which the Net Premiums have been allocated. See "Detailed Description of Certificate Benefits and Provisions -- Death Benefit," page 16.

                                 DEATH BENEFIT

    The Certificates provide for two Death Benefit options. Under Death Benefit Option A, the Death Benefit is an amount equal to the larger of (1) the Face Amount and (2) the Variable Insurance Amount. Under Death Benefit Option B, the Death Benefit is an amount equal to the larger of (1) the Face Amount plus the Cash Value and (2) the Variable Insurance Amount. At the death of the Insured, We will pay the Death Proceeds to the Beneficiary. The Death Proceeds equal the Death Benefit less outstanding Debt plus any rider benefits payable under the Certificate. See "Detailed Description of Certificate Benefits and Provisions -- Death Benefit," page 16.

                                    PREMIUM

    You have considerable flexibility as to when and in what amounts You pay premiums.

    No premium payment will be accepted which causes the Certificate to fail to meet the tax qualification guidelines for life insurance under the Code.

                                GENERAL ACCOUNT


    Amounts allocated to the Loan Account to secure a Loan become part of the General Account assets of Hartford. Hartford invests the assets of the General Account in accordance with applicable law governing the investments of insurance company general accounts. See "Detailed Description of Certificate Benefits and Provisions -- Loans," page 16.


                            DEDUCTIONS FROM PREMIUM

    Prior to the allocation of premiums to the selected Investment Divisions, a deduction as a percentage of premium is made for the front-end sales load, state premium taxes, and the Deferred Acquisition Cost ("DAC") tax charge. The amount of each premium allocated among the Investment Divisions is Your Net Premium.

                              FRONT-END SALES LOAD

    When We receive a Premium Payment, We deduct a front-end sales load. The current front-end sales load is 6.75% of any premium paid for Coverage Years 1 through 7 and 4.75% of any premium paid in Coverage Years 8 and later. The maximum front-end sales load is 9% of any premium paid for Coverage Years 1 through 7 and 7% of any premium paid in Coverage Years 8 and later.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                    7
--------------------------------------------------------------------------------


    The front-end sales load covers expenses relating to the sale and distribution of the Certificates and may be reduced for certain sales of the Certificates under circumstances which result in savings of such sales and distribution expenses. For more information concerning the front-end sales load, see "Detailed Description of Certificate Benefits and Provisions -- Deductions from Premium," page 19.


                         LIMITS ON FRONT-END SALES LOAD

    Certain insurance laws and regulations limit the front-end sales load which can be assessed against the Certificates. The front-end sales load assessed in the Certificates complies with these limitations.

                           PREMIUM RELATED TAX CHARGE

    We deduct a percentage of each premium to cover taxes assessed against Hartford by various states and jurisdictions that are attributable to premiums. The percentage actually deducted will vary by locale depending on the tax rates in effect there. The range is generally between 0% and 4%.

                                 DAC TAX CHARGE

    Hartford deducts 1.25% of each premium to cover a federal premium tax assessed against Hartford. This charge is reasonable in relation to Hartford's federal income tax burden, under Code Section 848, resulting from the receipt of premiums. We will adjust the charge based on changes in the applicable tax law.

                          DEDUCTIONS AND CHARGES FROM
                                INVESTMENT VALUE

    As with many other types of insurance policies, each Certificate will have an Investment Value. The Investment Value of the Certificate will increase or decrease to reflect the investment experience of the chosen Investment Divisions, deductions for the Monthly Deduction Amount and any amounts transferred from the Investment Divisions into the Loan Account. There is no minimum guaranteed Investment Value and the Owner bears the risk of the investment in the underlying Portfolios. See "Detailed Description of Certificate Benefits and Provisions -- Deductions and Charges from Investment Value," page 19.

    We will subtract amounts from Your Investment Value to provide for the Monthly Deduction Amount. These will be taken from the Charge Deduction Division, as specified in the Certificate. If there is insufficient Investment Value in the Charge Deduction Division:

(1) Hartford will apply the Investment Value of the Charge Deduction Division to the charges due and set the Investment Value in the Charge Deduction Division to zero; and

(2) any additional amount due will be allocated among the remaining Investment Divisions on a Pro Rata Basis.

    If no Charge Deduction Division is selected, any amounts due will be taken on a Pro Rata Basis from Your chosen Investment Divisions on each Processing Date.

    The Monthly Deduction Amount equals:

(a) the administrative expense charge; plus

(b) the charges for cost of insurance; plus

(c) the charges for additional benefits provided by rider, if any.

    Hartford may also set up a provision for income taxes imposed on the assets of the Separate Account. See "Deductions and Charges from Investment Value," page 19, and "Federal Tax Considerations," page 26.

                       MORTALITY AND EXPENSE RISK CHARGE

    A charge is made for mortality and expense risks assumed by Hartford. Hartford currently deducts a daily charge for Coverage Years 1 through 10 at an effective annual rate of .65% of the value of each Investment Division's assets and for Coverage Years 11 and later at an effective annual rate of .50% of each Investment Division's assets. In no event will the charge exceed .65% of an Investment Division's assets on an annual basis.

                           CHARGES AGAINST THE FUNDS

    The Separate Account purchases Fund shares at net asset value. The net asset value of those shares reflects investment advisory fees and administrative and other expenses deducted from the assets of the Portfolios. Applicants should review the prospectuses for the Funds which accompany this Prospectus for a description of the charges assessed against the assets of each of the Portfolios.


    The following table shows annual operating expenses after waivers or reimbursements for 1997:



                      ANNUAL PORTFOLIO OPERATING EXPENSES
                        (as a percentage of net assets)



                                                                                   TOTAL OPERATING
                                                                      OTHER        EXPENSES (AFTER
                                                    MANAGEMENT      EXPENSES       WAIVERS AND/OR
                                                    FEE (AFTER       (AFTER        REIMBURSEMENTS)
PORTFOLIO NAME                                       WAIVERS)    REIMBURSEMENTS)         (1)
--------------------------------------------------  ----------   ---------------   ---------------
Hartford Capital Appreciation Fund................    0.620%         0.020%            0.640%
Hartford Bond Fund................................    0.490%         0.020%            0.510%

8                                    HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------


                                                                                   TOTAL OPERATING
                                                                      OTHER        EXPENSES (AFTER
                                                    MANAGEMENT      EXPENSES       WAIVERS AND/OR
                                                    FEE (AFTER       (AFTER        REIMBURSEMENTS)
PORTFOLIO NAME                                       WAIVERS)    REIMBURSEMENTS)         (1)
--------------------------------------------------  ----------   ---------------   ---------------
N&B AMT Balanced Portfolio (2)....................    0.850%         0.190%            1.040%
N&B AMT Partners Portfolio (2)....................    0.800%         0.060%            0.860%
Alger American Small Cap Portfolio................    0.850%         0.040%            0.890%
Alger American Growth Portfolio...................    0.750%         0.040%            0.790%
ML Domestic Money Market Fund (3).................    0.500%         0.040%            0.540%
ML Prime Bond Fund (3)............................    0.420%         0.050%            0.470%
ML High Current Income Fund (3)...................    0.470%         0.070%            0.540%
ML Quality Equity Fund (3)........................    0.440%         0.040%            0.480%
ML Special Value Focus Fund (3)...................    0.750%         0.050%            0.800%
ML Natural Resources Focus Fund (3)...............    0.650%         0.160%            0.810%
ML American Balanced Fund (3).....................    0.550%         0.050%            0.600%
ML Global Strategy Focus Fund (3).................    0.650%         0.080%            0.730%
ML Basic Value Focus Fund (3).....................    0.600%         0.050%            0.650%
ML Global Bond Focus Fund (3).....................    0.600%         0.130%            0.730%
ML Global Utility Focus Fund (3)..................    0.600%         0.070%            0.670%
ML International Equity Focus Fund (3)............    0.750%         0.150%            0.900%
ML Developing Capital Markets Focus Fund (3)(4)...    0.830%         0.420%            1.250%
ML Government Bond Fund (3)(4)....................    0.440%         0.070%            0.510%
ML Index 500 Fund (3)(4)..........................    0.240%         0.100%            0.340%


----------


(1) Management Fees generally represent the fees paid to the investment adviser or its affiliate for investment and administrative services provided. Other Expenses are expenses (other than Management Fees) which are deducted from the fund including legal, accounting and custodian fees. For complete description of the nature of the services provided in consideration of the operating expenses deducted, please see the Fund prospectuses.



(2) Neuberger & Berman Advisers Management Trust is divided into Portfolios, each of which invests all of its net investable assets in a corresponding series of Advisers Managers Trust. The figures reported under "Management Fee" include the aggregate of the administration fees paid by the Portfolio and the management fee paid by its corresponding series of Advisers Managers Trust. Similarly, "Other Expenses" includes all other expenses of the Portfolio and its corresponding series of Advisers Managers Trust.



(3) Expense information for the Portfolios of Merrill Lynch Variable Series Funds, Inc. is for Class A shares of those Portfolios.



(4) Merrill Lynch Asset Management, L.P. ("MLAM") and Merrill Lynch Life Agency, Inc. have entered into a reimbursement agreement that limits the operating expenses, exclusive of any distribution fees imposed on shares of Class B common stock, paid by each portfolio of Merrill Lynch Variable Series Funds, Inc. in a given year to 1.25% of its average daily net assets. During 1997, MLAM voluntarily waived management fees for the ML Developing Capital Markets Focus Fund, ML Government Bond Fund, and ML Index 500 Fund in amounts totaling, respectively, 0.17%, 0.06%, and 0.06% of those Funds' average daily net assets of Class A shares; absent these waivers, the total expenses for Class A shares of the ML Developing Capital Markets Focus Fund, ML Government Bond Fund, and ML Index 500 Fund would have been 1.42%, 0.57%, and 0.40%, respectively.

                                     LOANS


    An Owner may obtain a cash Loan from Hartford. The Loan is secured by the Owner's Certificate. The maximum Loan amount is equal to the sum of the Cash Surrender Value plus outstanding Debt, multiplied by .90, less outstanding Debt. See "Detailed Description of Certificate Benefits and Provisions -- Loans," page 16.

                      THE RIGHT TO EXAMINE THE CERTIFICATE


    An applicant has a limited right to return his or her Certificate. Subject to applicable state regulations, if the applicant returns the Certificate within 10 calendar days after delivery of the Certificate Hartford will return to the applicant, within seven days thereafter, either (i) the premium paid or (ii) the Cash Value under the Certificate plus charges deducted. See "The Right to Examine the Certificate," page 19.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                    9
--------------------------------------------------------------------------------

                                TAX CONSEQUENCES


    The current Federal tax law generally excludes all Death Benefit payments from the gross income of the Beneficiary under the Certificate. See "Federal Tax Considerations," page 27.



    There are circumstances when the Certificate may become a Modified Endowment Contract under Federal tax law. If it does, Loans and other pre-death distributions are includable in gross income on an income-first basis. A 10% penalty tax may be imposed on income distributed before the insured attains age 59 1/2. Prospective purchasers and Owners are advised to consult a qualified tax adviser before taking steps that may affect whether the Certificate becomes a Modified Endowment Contract. Hartford has instituted procedures to monitor whether a Certificate may become a modified endowment contract after issue. See "Federal Tax Considerations -- Modified Endowment Contract" for a discussion of the "seven-pay" test, page 29.

                                    HARTFORD

    Hartford Life and Annuity Insurance Company ("Hartford") is a stock life insurance company engaged in the business of writing life insurance and annuities, both individual and group, in all states of the United States and the District of Columbia, except New York. Effective on January 1, 1998, Hartford's name changed from ITT Hartford Life and Annuity Insurance Company to Hartford Life and Annuity Insurance Company. Hartford was originally incorporated under the laws of Wisconsin on January 9, 1956, and was subsequently redomiciled to Connecticut. Its offices are located in Simsbury, Connecticut; however, its mailing address is P.O. Box 2999, Hartford, CT 06104-2999. Hartford is a subsidiary of Hartford Fire Insurance Company, one of the largest multiple lines insurance carriers in the United States. Hartford is ultimately controlled by The Hartford Financial Services Group, Inc., a Delaware corporation.

    Hartford is rated A+ (superior by A.M. Best and Company, Inc., on the basis of its financial soundness and operating performance. Hartford is rated AA by Standard & Poor's and AA+ by Duff and Phelps on the basis of its claims paying ability. These ratings do not apply to the investment performance of the Sub-Accounts. The ratings apply to Hartford's ability to meet its insurance obligations, including those described in this Prospectus.
                              THE SEPARATE ACCOUNT

    ICMG Registered Variable Life Separate Account One is a separate account established by Hartford on October 9, 1995, under the insurance laws of the State of Connecticut, pursuant to a resolution of Hartford's Board of Directors. The Separate Account is organized as a unit investment trust and is registered with the SEC under the 1940 Act. Such registration does not signify that the SEC supervises the management or the investment practices or policies of the Separate Account. The Separate Account meets the definition of a "separate account" under the federal securities laws.

    Under Connecticut law, the assets of the Separate Account are held exclusively for the benefit of Owners and persons entitled to payments under the Group Policies and the Certificates and owners of any other policies which may be available through the Separate Account. The assets of the Separate Account are owned by Hartford and the obligations under the Group Policies and the Certificates are obligations of Hartford. These assets are held separately from the other assets of Hartford and income, gains and losses incurred on the assets in the Separate Account, whether or not realized, are credited to or charged against the Separate Account without regard to other income, gains or losses of Hartford (except to the extent that assets in the Separate Account exceed the reserves and other liabilities of the Separate Account). Therefore, the investment performance of the Separate Account is entirely independent of the investment performance of the General Account assets or any other separate account maintained by Hartford.

    The Separate Account has 21 Investment Divisions dedicated to the Group Policies, each of which invests solely in a corresponding Portfolio of the Funds. Additional Investment Divisions may be established or current Investment Divisions may deleted at the discretion of Hartford. The Separate Account may include other divisions which will not be available under the Group Policies.
                                   THE FUNDS

                                    GENERAL


    The shares of the Portfolios are sold by the Funds to the Separate Account. The assets of the Separate Account attributable to the Group Policies are invested exclusively in the Investment Divisions. An Owner may allocate Net Premium payments among the Investment Divisions. Owners should review the brief descriptions of the investment objectives of each of the Portfolios in connection with that allocation. See "The Funds -- The Portfolios," page 11.


    Each Fund continually issues an unlimited number of full and fractional shares of beneficial interest in the relevant Portfolios. In addition to being offered to the Separate Account, each Fund's shares are or may be offered to other separate accounts funding variable annuity contracts and variable life insurance policies issued by Hartford or its affiliates and to separate accounts of other insurance companies. It is conceivable that in the future it may become disadvantageous for both variable annuity and variable life insurance

10                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

separate accounts or for separate accounts of other life insurance companies to invest in shares of the Funds simultaneously. Although neither Hartford nor any of the Funds currently foresee any such disadvantage, each Fund's Board of Directors or Board of Trustees, as applicable (collectively, the "Boards"), will monitor events in order to identify any material conflict between different variable annuity and variable life owners and to determine what action, if any, should be taken in response thereto, including the possible withdrawal of the Separate Account's participation in any of the Funds. Material conflicts could result from such things as (1) changes in state insurance law, (2) changes in federal income tax law, (3) changes in the investment management of any Portfolio, or (4) differences between voting instructions given by variable annuity and variable life owners. If the Boards were to conclude that separate underlying funds should be established for variable annuity and variable life insurance separate accounts, Hartford will bear the attendant expenses.

    All investment income of, and other distributions to, each Investment Division arising from the applicable Portfolio are reinvested in shares of that Portfolio at net asset value. Hartford will purchase Portfolio shares in connection with Net Premium payments allocated to the applicable Investment Division in accordance with Owners' instructions and will redeem Portfolio shares to meet obligations under the Group Policies and the Certificates or make adjustments in reserves, if any. The Funds are required to redeem Portfolio shares at net asset value and generally to make payment within seven (7) calendar days.

    Applicants should read the Fund prospectuses accompanying this Prospectus in connection with the purchase of a Certificate.

HARTFORD FUNDS


    The Separate Account currently invests in the Hartford Funds, a family of funds comprised of twelve separate diversified open-end management investment companies registered under the 1940 Act and organized as Maryland corporations. Two of the Hartford Funds, the Hartford Capital Appreciation Fund and the Hartford Bond Fund are available as part of FutureVantage.



    HL Advisors serves as the investment adviser to each of the Hartford Funds. In addition, HL Advisors has entered an investment services agreement with Hartford Investment Management Company, Inc. ("HIMCO"), pursuant to which HIMCO will provide certain investment services to Hartford Bond Fund. Wellington Management Company, L.L.P. ("Wellington Management") serves as sub-investment adviser for Hartford Capital Appreciation Fund Inc.


NEUBERGER & BERMAN ADVISERS MANAGEMENT TRUST

    The Separate Account currently invests in Neuberger & Berman Advisers Management Trust ("Neuberger & Berman AMT"), a diversified open-end management investment company registered under the 1940 Act and organized as a Delaware business trust. Neuberger & Berman AMT consists of several portfolios, including the Balanced Portfolio and Partners Portfolio available as part of FutureVantage.

    Each portfolio of Neuberger & Berman AMT invests its assets in its corresponding series of the Advisers Managers Trust, which is also an open-end management investment company registered under the 1940 Act and is organized as a New York common law trust. The investment performance of the Limited Maturity Bond Portfolio, Balanced Portfolio and Partners Portfolio will directly correspond with the investment performance of the corresponding series of the Advisers Managers Trust. This "Master/Feeder Fund " structure is different from that of many other investment companies which directly acquire and manage their own portfolios of securities.

    Neuberger & Berman Management Inc. serves as the investment manager of each series of Advisers Managers Trust, as administrator of each portfolio of Neuberger & Berman AMT, and as distributor of the shares of each portfolio of Neuberger & Berman AMT. Neuberger & Berman, LLC serves as the sub-adviser for each series of Advisers Managers Trust.

THE ALGER AMERICAN FUND

    The Separate Account currently invests in shares of The Alger American Fund, a diversified open-end management investment company registered under the 1940 Act and organized as a Massachusetts business trust. The Alger American Fund consists of six series, including the Alger American Small Capitalization and Alger American Growth Portfolios available as part of FutureVantage.

    The Alger American Fund is managed by Alger Management, a subsidiary of Fred Alger & Company, Incorporated, which is in turn a subsidiary of Alger Associates, Inc., a financial services holding company. Alger Management has been in the business of providing investment advisory services since 1964.

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.


    The Separate Account currently invests in shares of Merrill Lynch Variable Series Funds, Inc., an open-end management investment company which has a wide range of investment objectives among its sixteen separate funds, including the eighteen available as part of FutureVantage.


    Merrill Lynch Variable Series Funds, Inc., is advised by Merrill Lynch Asset Management, L.P., an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. The general partner of Merrill Lynch Asset Management, L.P. is Princeton Services, Inc., a wholly-owned subsidiary of Merrill Lynch & Co., Inc.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   11
--------------------------------------------------------------------------------

                                 THE PORTFOLIOS

 HARTFORD CAPITAL APPRECIATION FUND


    Seeks to achieve growth of capital by investing in equity securities selected solely on the basis of potential for capital appreciation.


 HARTFORD BOND FUND

    Seeks to achieve maximum current income consistent with preservation of capital by investing primarily in fixed-income securities. Up to 20% of the total assets of the Portfolio may be invested in debt securities rated in the highest category below investment grade ("Ba" by Moody's Investor Services, Inc. or "BB" by Standard & Poor's) or, if unrated, are determined to be of comparable quality by the Portfolio's investment adviser. Securities rated below investment grade are commonly referred to as "high yield-high risk securities" or "junk bonds." For more information concerning the risks associated with investing in such securities, please refer to the section in the accompanying prospectus for the Hartford Funds entitled "High Yield-High Risk Debt Securities."

 N&B AMT BALANCED PORTFOLIO


    Seeks to achieve long-term capital growth and reasonable current income without undue risk to principal. It is anticipated that the Portfolio's investment program will normally be managed so that approximately 60% of its total assets will be invested in common and preferred stocks and the remaining assets will be invested in debt securities primarily investment grade. However, depending on the investment manager's views regarding current market trends, the common stock portion of its portfolio investments may be adjusted downward to as low as 50% or upward to as high as 70%. At least 25% of its assets will be invested in fixed income securities.


 N&B AMT PARTNERS PORTFOLIO

    Seeks to achieve capital growth. This Portfolio's investment approach is to invest principally in common stocks of medium to large capitalization established companies, using a value-oriented investment approach designed to increase capital with reasonable risk. Its investment program seeks securities believed to be undervalued based on strong fundamentals such as low price-to-earnings ratios, consistent cash flow and the company's track record through all parts of the market cycle.

 ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO

    Seeks long-term capital appreciation by investing in a diversified, actively managed portfolio of equity securities, primarily of companies with total market capitalization within the range of companies included in the Russell 2000 Growth Index or the S&P SmallCap 600 Index, updated quarterly.

 ALGER AMERICAN GROWTH PORTFOLIO

    Seeks long-term capital appreciation by investing in a diversified, actively managed portfolio of equity securities, primarily of companies with total market capitalization of $1 billion or greater.

 ML DOMESTIC MONEY MARKET FUND


    Seeks to preserve capital, maintain liquidity and achieve the highest possible current income consistent with the foregoing objectives by investing in short-term domestic money market securities.


 ML PRIME BOND FUND


    Seeks as high a level of current income as is consistent with its investment policies and prudent investment management, and, as a secondary objective, capital appreciation to the extent consistent with the foregoing objective. The Portfolio invests primarily in long-term corporate bonds rated A or better by either Moody's Investors Service, Inc. or Standard & Poor's Ratings Group.


 ML HIGH CURRENT INCOME FUND


    Seeks as high a level of current income as is consistent with its investment policies and prudent investment management, and as a secondary objective, capital appreciation when consistent with the foregoing objective. The Portfolio invests principally in fixed-income securities that are rated in the lower rating categories of the established rating services or in unrated securities of comparable quality, including "junk bonds".


 ML QUALITY EQUITY FUND

    Seeks the highest total investment return consistent with prudent risk. The Portfolio uses a fully managed investment policy utilizing equity securities, primarily common stocks of large-capitalization companies, as well as investment grade debt and convertible securities.

 ML SPECIAL VALUE FOCUS FUND


    Seeks long-term capital growth by investing in a diversified portfolio of securities, primarily common stocks, of relatively small companies that Merrill Lynch Variable Series Funds, Inc. believes have special investment value, and of emerging growth companies regardless of size.


 ML NATURAL RESOURCES FOCUS FUND

    Seeks long-term growth of capital and protection of the purchasing power of shareholders' capital by investing primarily in equity securities of domestic and foreign companies with substantial natural resource assets.

 ML AMERICAN BALANCED FUND

    Seeks a level of current income and a degree of stability of principal not normally available from an investment solely in equity securities and the opportunity for capital appreciation greater than is normally available from an

12                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

investment solely in debt securities by investing in a balanced portfolio of fixed income and equity securities.

 ML GLOBAL STRATEGY FOCUS FUND

    Seeks a high total investment return by investing primarily in a portfolio of equity and fixed income securities, including convertible securities, of U.S. and foreign issuers.

 ML BASIC VALUE FOCUS FUND

    Seeks capital appreciation and, secondarily, income by investing in securities, primarily equities, that management of the Fund believes are undervalued and therefore represent basic investment value.

 ML GLOBAL BOND FOCUS FUND

    Seeks a high total investment return by investing in a global portfolio of fixed income securities denominated in various currencies, including multinational currency units.

 ML GLOBAL UTILITY FOCUS FUND

    Seeks both capital appreciation and current income through investment of at least 65% of its total assets in equity and debt securities issued by domestic and foreign companies which are, in the opinion of the investment adviser, primarily engaged in the ownership or operation of facilities used to generate, transmit or distribute electricity, telecommunications, gas or water.


 ML INTERNATIONAL EQUITY FOCUS FUND

    Seeks capital appreciation and, secondarily, income through investing in a diversified portfolio of equity securities of issuers in countries other than the United States.

 ML DEVELOPING CAPITAL MARKETS FOCUS FUND


    Seeks long-term capital appreciation by investing in securities, principally equities, of issuers in countries having smaller capital markets. For purposes of its objective, the Portfolio considers countries having smaller capital markets to be all countries other than the four countries having the largest equity market capitalizations.


 ML GOVERNMENT BOND FUND

    Seeks the highest possible current income consistent with the protection of capital afforded by investing in debt securities issued or guaranteed by the United States Government, its agencies or instrumentalities.

 ML INDEX 500 FUND

    Seeks to provide investment results that, before expenses, correspond to the aggregate price and yield performance of the Standard & Poor's Composite Stock Price Index.

    There is no assurance that any Portfolio will achieve its stated objectives. Owners are also advised to read the prospectuses for each of the Funds accompanying this Prospectus for more detailed information. Each Fund is subject to certain investment restrictions which may not be changed without the approval of a majority of the shareholders of the Fund. See the accompanying prospectuses for each of the Funds.
                              DETAILED DESCRIPTION
                            OF CERTIFICATE BENEFITS
                                 AND PROVISIONS

                                    GENERAL

    This Prospectus describes a flexible premium group variable life insurance policy where the Owner has considerable flexibility in selecting the timing and amount of premium payments.
                           ISSUANCE OF A CERTIFICATE

    Certificates will only be offered to eligible employees when provided by the Participating Employer. Individuals wishing to purchase a Certificate must complete an Enrollment Form In Writing, which must be received by Our Customer Service Center before a Certificate will be issued. A Certificate will not be issued with a specified Face Amount of less than the minimum Face Amount. Acceptance is subject to Hartford's underwriting rules then in effect. Hartford reserves the right to reject an Enrollment Form for any reason permitted by law.

    There are two circumstances under which a Certificate may be issued with a backdated Coverage Date. The first involves Group Policy rollovers from Section 1035 exchanges under the Code. Backdating will occur in order to prevent a gap in coverage under the Certificate. Charges and deductions (other than those of the Portfolios) will be made for the period the Coverage Date is backdated; however, the Owner will not experience investment return during that time.


    Backdating will also occur when an application accompanied by the Initial Premium is received by Us but issuance of a Certificate is subject to Our insurance underwriting requirements. The initial Net Premium will be allocated to the ML Domestic Money Market Investment Division during the underwriting period. See "Premiums -- Allocation of Premium Payments" below. If the Insured meets Our underwriting requirements, a Certificate will be issued with a backdated Coverage Date. Charges and deductions (other than those of the Portfolios) will be made for the backdated period. If the Insured does not meet Our underwriting requirements, no Certificate will be issued and no coverage will have been in effect. A conditional receipt will be given to the applicant reflecting receipt of the Initial Premium

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   13
--------------------------------------------------------------------------------

and outlining any interim coverage in effect until the Certificate is either issued or declined.

    Backdating may only be permitted in certain states.
                                    PREMIUMS

PREMIUM PAYMENT FLEXIBILITY

    A significant feature of the Certificate is that once the desired level and pattern of the Death Benefit have been determined, the Owner has considerable flexibility in the selection of the timing and amount of premiums to be paid and can choose the level of premiums, within a range determined by Hartford, based on the Face Amount of the Certificate, the Insured's sex (except where unisex rates apply), Issue Age, and the Insured's risk classification.


    A minimum Initial Premium, as set forth in the Certificate, is due on the Coverage Date. Unless determined otherwise by Hartford, the amount of the minimum Initial Premium is the amount which, after the deductions for sales load, state premium tax, and DAC tax charge, is sufficient (disregarding investment performance) to pay twelve (12) times the first Monthly Deduction Amount. Thereafter, additional premiums may be paid at any time, subject to the premium limitations set forth by the Code as indicated in the section entitled "Premium Limitation," page 14. You have the right to pay additional premiums of at least $500.00 at any time.


ALLOCATION OF PREMIUM PAYMENTS

    If the state of issue of Your Certificate requires that We return Your Initial Premium, We will allocate the initial Net Premium when Your Certificate is issued to the ML Domestic Money Market Investment Division until the expiration of the right to examine period. Upon the expiration of the right to examine period, the initial Net Premium will, at a later date, be invested according to Your initial allocation instructions (except that any accrued interest will remain in the ML Domestic Money Market Investment Division if it is selected as an initial allocation option). This later date is the later of ten (10) calendar days after We receive the Initial Premium premium and the date We receive the final requirement to put the Certificate in force. The Certificates are credited with units ("Accumulation Units") in each selected Investment Division, the assets of which are invested in the corresponding underlying Portfolio. An Owner may transfer funds among the Investment Divisions subject to certain restrictions. See "Detailed Description of Certificate Benefits and Provisions -- Transfers Among Investment Divisions, " page 14. Any additional premiums received by Us prior to such date will be allocated to the ML Domestic Money Market Investment Division.

    Alternatively, if the state of issue of Your Certificate provides for Our return of the Certificate's Cash Value to the Owner, We will allocate the initial Net Premium immediately among Your chosen Investment Divisions. In that case You will bear full investment risk for any amounts allocated to the Investment Divisions during the right to examine period. (Please note that this automatic immediate investment feature only applies if Your Certificate so specifies. Please check with Your agent to determine the status of Your Certificate.)


    Upon written request, You may change the premium allocation. Subsequent Net Premiums will be allocated among Investment Divisions according to Your most recent instructions, subject to the following. If the asset rebalancing option is in effect, Net Premiums will be allocated accordingly until that option is terminated. See "Transfers Among Investment Divisions -- Asset Rebalancing," page 15.


    The Owner will receive several different types of notification as to what is his or her current premium allocation. The initial allocation chosen by the Owner on the Enrollment Form is shown in the Certificate. In addition, every transactional confirmation generated after a premium payment is received will show how that premium has been allocated. A Certificate's annual statement will also summarize the current premium allocation in effect for that Certificate.

ACCUMULATION UNITS

    Net Premiums allocated to the Investment Divisions are used to credit Accumulation Units under the Certificate.

    The number of Accumulation Units in each Investment Division to be credited under the Certificate (including the initial allocation to the ML Domestic Money Market Investment Division) will be determined first by multiplying the Net Premium by the appropriate allocation percentage to determine the portion to be invested in the Investment Division. Each portion to be invested in an Investment Division is then divided by the Accumulation Unit Value of that particular Investment Division next computed following receipt of the payment.

ACCUMULATION UNIT VALUES

    The Accumulation Unit value for each Investment Division will vary daily to reflect the investment experience of the applicable Portfolio, as well as the daily deduction for mortality and expense risks, and will be determined on each Valuation Day by multiplying the Accumulation Unit value of the particular Investment Division on the preceding Valuation Day by a net investment factor for that Investment Division for the Valuation Period then ended. The net investment factor for each of the Investment Divisions is equal to the net asset value per share of the corresponding Portfolio at the end of the Valuation
Period (plus the per share amount of any dividend or capital gain distributions paid by that Portfolio in the Valuation Period then ended)
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14                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
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divided by the net asset value per share of the corresponding Portfolio at the beginning of the Valuation Period, less the daily deduction for the mortality and expense risks assumed by Hartford.

    All valuations in connection with a Certificate, e.g., with respect to determining Cash Value and Investment Value, or calculating of the Death Benefit, or with respect to determining the number of Accumulation Units to be credited to a Certificate with each premium payment, other than the Initial Premium, will be made on the date the request or payment is received by Hartford at the Customer Service Center if such date is a Valuation Day; otherwise such determination will be made on the next succeeding date which is a Valuation Day.

PREMIUM LIMITATION

    If premiums are received which would cause the Certificate to fail to meet the definition of a life insurance policy in accordance with the Code, We will refund the excess premium payments. We will refund such premium payments and interest thereon within sixty (60) days after the end of a Coverage Year.

    A premium payment that results in an increase in the Death Benefit greater than the amount of the premium will be accepted only after We approve evidence of insurability.
                          VALUES UNDER THE CERTIFICATE

    As with traditional life insurance, each Certificate will have a Cash Surrender Value. The Cash Surrender Value is equal to the Cash Value, less Debt, less any charges accrued but not deducted. There is no minimum guaranteed Cash Surrender Value. The Cash Value equals the value in the Investment Divisions plus the Loan Account Value.

    Each Certificate will also have an Investment Value. The Investment Value of a Certificate changes on a daily basis and will be computed on each Valuation Day. The Investment Value will vary to reflect the investment experience of the Investment Divisions, Monthly Deduction Amounts and any amounts transferred to the Loan Account to secure a Loan.

    The Investment Value of a particular Certificate is related to the net asset value of the Portfolios associated with the Investment Divisions to which Net Premiums on the Certificate have been allocated. The total Investment Value in the Investment Divisions on any Valuation Day is calculated by multiplying the number of Accumulation Units in each Investment Division as of the Valuation Day by the current Accumulation Unit value of that Investment Division and then summing the result for all the Investment Divisions. The Investment Value equals the sum of the values of the assets in the Investment Divisions. See "Premiums -- Accumulation Unit Values, " page 13.
                          SURRENDER OF THE CERTIFICATE

    At any time prior to the Maturity Date, provided the Certificate is in effect and has a Cash Surrender Value, the Owner may choose, without the consent of the Beneficiary (provided the designation of the Beneficiary is not irrevocable) to surrender the Certificate and receive the full Cash Surrender Value from Us. To surrender a Certificate, You must submit a request for surrender In Writing. We will determine the Cash Surrender Value as of the Valuation Day We receive the request In Writing at Our Customer Service Center, or the date requested by the Owner, whichever is later.

    The Cash Surrender Value, which is the net amount available upon surrender of the Certificate, equals the Cash Value, less Debt, less any charges accrued but not yet deducted. The Certificate will terminate on the date of receipt of the written request, or the date the Owner requests the surrender to be effective, whichever is later.

    The Cash Surrender Value may be paid in cash or allocated to any other payment option agreed upon by Us.

PARTIAL WITHDRAWALS


    At any time before the Maturity Date, and subject to Hartford's rules then in effect, up to twelve (12) partial withdrawals are allowed per Coverage Year; however, only one (1) partial withdrawal is allowed between any successive Processing Dates. The minimum partial withdrawal allowed is $500.00. The maximum partial withdrawal is an amount equal to the sum of the Cash Surrender Value plus outstanding Debt, multiplied by .90, less outstanding Debt. Hartford currently imposes a charge for processing partial withdrawals which is the lesser of 2% of the amount withdrawn or $25.00. A partial withdrawal will reduce the Cash Surrender Value, Cash Value and Investment Value. Any partial withdrawal will have a permanent effect on the Cash Surrender Value and may have a permanent effect on the Death Benefit payable. If Death Benefit Option A is in effect, the Face Amount is reduced by the amount of the partial withdrawal. Unless specified otherwise, partial withdrawals will be deducted on a Pro Rata Basis from the Investment Divisions. Requests for partial withdrawals must be made In Writing to Us. The effective date of a partial withdrawal will be the Valuation Day We receive the request In Writing at Our Customer Service Center. A 10% penalty tax may be imposed on income distributed before the insured attains age 59 1/2. See "Federal Tax Considerations -- Modified Endowment Contracts," page 29.

                      TRANSFERS AMONG INVESTMENT DIVISIONS

AMOUNT AND FREQUENCY OF TRANSFERS

    Upon request and as long as the Certificate is in effect, You may transfer amounts among the Investment Divisions, without charge, up to twelve (12) times per Coverage Year.
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HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   15
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Transfers in excess of twelve (12) per Coverage Year will be subject to a charge of $50 per transfer deducted from the amount of the transfer. Transfer requests must be In Writing on a form approved by Hartford or by telephone in accordance with established procedures. The amounts which may be transferred will be limited by Our rules then in effect. Currently, the minimum value of Accumulation Units that may be transferred from one Investment Division to another is the lesser of (i) $500 or (ii) the total value of the Accumulation Units in the Investment Division. The value of the remaining Accumulation Units in the Investment Division must equal at least $500. If, after an ordered transfer, the value of the remaining Accumulation Units in an Investment
Division would be less than $500, the entire value will be transferred.

    Currently there are no restrictions on transfers other than those described herein. Hartford reserves the right in the future to impose additional restrictions on transfers.

TRANSFERS TO OR FROM INVESTMENT DIVISIONS

    In the event of a transfer from an Investment Division, the number of Accumulation Units credited to the Investment Division from which the transfer is made will be reduced. The reduction will be determined by dividing:

1.  the amount transferred by,

2. the Accumulation Unit value for that Investment Division on the Valuation Day We receive Your request for transfer In Writing.

    In the event of a transfer to an Investment Division, We will increase the number of Accumulation Units credited thereto. The increase will equal:

1.  the amount transferred divided by,
2. the Accumulation Unit value for that Investment Division determined on the Valuation Day We receive Your request for transfer In Writing.

ASSET REBALANCING

    Subject to Our rules then in effect, an Owner may authorize Hartford to automatically reallocate Investment Value periodically in order to maintain a particular percentage allocation among the Investment Divisions as selected by the Owner ("Asset Rebalancing"). The Investment Value held in each Investment Division will increase or decrease in value at different rates during the relevant period. Asset Rebalancing is intended to reallocate Investment Value from those Investment Divisions that have increased in value to those that have decreased in value.

    To elect Asset Rebalancing, a request In Writing must be received by Hartford. If Asset Rebalancing is elected, all Investment Value must be included in the automatic reallocation. The percentages selected under Asset Rebalancing will override any prior percentage allocations chosen by the Owner and all future Net Premiums will be allocated accordingly. Once elected, an Owner may instruct Hartford In Writing at any time to terminate the option. In addition, any transfer made outside of Asset Rebalancing will terminate the option.

PROCEDURES FOR TELEPHONE TRANSFERS

    Owners may effect telephone transfers in two ways. All Owners may directly contact a customer service representative. Owners may in the future also request access to an electronic service known as a Voice Response Unit (VRU). The VRU will permit the transfer of monies among the Investment Divisions and change of the allocation of future payments. All Owners intending to conduct telephone transfers through the VRU will be asked to complete a Telephone Authorization Form.

    Hartford will undertake reasonable procedures to confirm that instructions communicated by telephone are genuine. Before a customer service representative accepts any request, the caller will be asked for his or her social security number and address. All calls will also be recorded. A Personal Identification Number (PIN) will be assigned to all Owners who request VRU access. The PIN is selected by and known only to the Owner. Proper entry of the PIN is required before any transactions will be allowed through the VRU. Furthermore, all transactions performed over the VRU, as well as with a customer service representative, will be confirmed by Hartford through a written letter. Moreover, all VRU transactions will be assigned a unique confirmation number which will become part of the Certificate's history. Hartford is not liable for any loss, cost or expense for action on telephone instructions which are believed to be genuine in accordance with these procedures.
                      VALUATION OF PAYMENTS AND TRANSFERS

    We value the Certificate on every Valuation Day.

    We will generally pay Death Proceeds, Cash Surrender Values, partial withdrawals, and Loan amounts attributable to the Investment Divisions within seven (7) calendar days after We receive all the information needed to process the payment unless the NYSE is closed for other than a regular holiday or weekend, trading is restricted by the SEC or the SEC declares that an emergency exists.

    Hartford may defer payment of any amounts not attributable to the Investment Divisions for up to six months from the date on which We receive the request.

PROCESSING OF TRANSACTIONS


    Generally, transactions initiated by an Owner will be processed only on a Valuation Day. Requests received by Hartford on a Valuation Day before the close of trading on the NYSE (generally 4:00 p.m. Eastern Time) will be processed as of that day, except as otherwise provided in this

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16                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
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Prospectus. Those requests received after the close of the NYSE will be processed as of the next Valuation Day.


                                     LOANS

    As long as the Certificate is in effect, an Owner may obtain, without the consent of the Beneficiary (provided the designation of Beneficiary is not irrevocable), a cash Loan from Hartford. The maximum Loan amount is equal to the sum of the Cash Surrender Value plus outstanding Debt, multiplied by .90, less outstanding Debt.

    The amount of each Loan will be transferred on a Pro-Rata Basis from each of the Investment Divisions (unless the Owner specifies otherwise) to the Loan Account. The Loan Account is the mechanism used to ensure that any outstanding Debt remains fully secured by the Investment Value.
LOAN INTEREST

    Interest will accrue daily on outstanding Debt at the Adjustable Loan Interest Rate indicated in the Certificate. The difference between the value of the Loan Account and any outstanding Debt will be transferred from the Investment Divisions to the Loan Account on each Certificate Anniversary. Interest payments are due as shown in the Certificate Specifications. If interest is not paid within 5 days of its due date, it will be added to the amount of the Loan as of its due date.

    The maximum Adjustable Loan Interest Rate We may charge for Loans is 5%.

CREDITED INTEREST

    Amounts in the Loan Account for Coverage Years 1 through 10 will be credited with interest at a rate equal to the Adjustable Loan Interest Rate then in effect, minus 1%. Amounts in the Loan Account for Coverage Years 11 and later will be credited with interest at a rate equal to the Adjustable Loan Interest Rate then in effect, minus .20%.

LOAN REPAYMENTS

    You can repay any part of or the entire Loan at any time. The amount of the Loan repayment will be allocated to Your chosen Investment Divisions on a Pro Rata Basis, determined as of the date of the Loan repayment. Unless specified otherwise, additional premium payments received by Hartford during the period when a Loan is outstanding will be treated as Loan repayments.

TERMINATION DUE TO EXCESSIVE DEBT

    If total Debt outstanding equals or exceeds the Cash Surrender Value, the Certificate will terminate thirty-one (31) calendar days after We have mailed notice to Your last known address and that of any assignees of record. If sufficient Loan repayment is not made by the end of this 31-day period, the Certificate will end without value.

EFFECT OF LOANS ON INVESTMENT VALUE

    A Loan, whether or not repaid, will have a permanent effect on the Investment Value because the investment results of each Investment Division will apply only to the amount remaining in such Investment Divisions. The longer a Loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If the Investment Divisions earn more than the annual interest rate for funds held in the Loan Account, an Owner's Investment Value will not increase as rapidly as it would have had no Loan been made. If the Investment Divisions earn less than the Loan Account, the Owner's Investment Value will be greater than it would have been had no Loan been made. Also, if not repaid, the aggregate amount of outstanding Debt will reduce the Death Proceeds and Cash Surrender Value otherwise payable.

                                 DEATH BENEFIT

    As long as the Certificate remains in force, the Certificate provides for the payment of the Death Proceeds to the named Beneficiary when the Insured under the Certificate dies. The Death Proceeds payable to the Beneficiary equal the Death Benefit less any Debt outstanding under the Certificate plus any rider benefits payable. The Death Benefit depends on the Death Benefit option You select and is determined as of the date of the death of the Insured.

MINIMUM DEATH BENEFIT TESTING PROCEDURES

    Section 7702 of the Code defines alternative testing procedures, the guideline premium test ("GPT") and the cash value accumulation test ("CVAT") in order to meet the definition of life insurance under the Code. See "Federal Tax Considerations -- Income Taxation of Certificate Benefits." Each Certificate must qualify under either the GPT or the CVAT. Prior to issue, the Owner chooses the procedure under which a Certificate will qualify. Once either the GPT or the CVAT is chosen to test a Certificate, it cannot be changed while the Certificate is in force.

    Under both testing procedures, there is a minimum Death Benefit required at all times equal to the Variable Insurance Amount. The factors used to determine the Variable Insurance Amount depend on the testing procedure chosen and are set forth in the Certificate.

    Under the GPT, there is also a maximum amount of premium which may be paid with respect to each Certificate.


    Use of the CVAT can be advantageous if an Owner intends to maximize the total amount of premiums paid under a Certificate. An offsetting consideration, however, is that the factors used to determine the Variable Insurance Amount are higher under the CVAT, which can result in a higher Death Benefit over time and thus, a higher total cost of insurance.

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HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   17
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DEATH BENEFIT OPTIONS

    Regardless of the minimum death benefit testing procedure chosen, there are two Death Benefit options: Death Benefit Option A and Death Benefit Option B.

1. Under Death Benefit Option A, the Death Benefit is the greater of (a)the Face Amount and (b) the Variable Insurance Amount.

2. Under Death Benefit Option B, the Death Benefit is the greater of (a) the Face Amount plus the Cash Value and (b) the Variable Insurance Amount.

    Regardless of which Death Benefit option You select, the maximum amount payable under such option will be the Death Proceeds.

OPTION CHANGE

    While the Certificate is in force, You may change the Death Benefit option selected under a Certificate by making a request In Writing during the lifetime of the Insured. If the change is from Death Benefit Option A to Death Benefit Option B, satisfactory evidence of insurability must be provided to Hartford. The Face Amount after the change will be equal to the Face Amount before the change, less the Cash Value on the effective date of the change. If the change is from Death Benefit Option B to Death Benefit Option A, the Face Amount after the change will be equal to the Face Amount before the change plus the Cash Value on the effective date of change. Any change in the selection of a Death Benefit option will become effective at the beginning of the Coverage Month following Hartford's approval of such change. We will notify You that the change has been made.

    All or part of the Death Proceeds may be paid in cash or applied under one of the payment options described below.

PAYMENT OPTIONS

    Death Proceeds under the Certificate may be paid in a lump sum or may be applied to one of Hartford's payment options. The minimum amount that may be placed under a payment option is $5,000 unless Hartford consents to a lesser amount. Once payments under payment options 2, 3 or 4 commence, no surrender of the Certificate may be made for the purpose of receiving a lump sum settlement in lieu of the life insurance payments. The following options are available under the Certificates:

FIRST OPTION -- Interest Income

    Payments of interest at the rate We declare, but not less than 3% per year, on the amount applied under this option.

SECOND OPTION -- Income of Fixed Amount

    Equal payments of the amount chosen until the amount applied under this option, with interest of not less than 3% per year, is exhausted. The final payment will be for the balance remaining.

THIRD OPTION -- Payments for a Fixed Period

    An amount payable monthly for the number of years selected which may be from 1 to 30 years.

FOURTH OPTION -- Life Income

  LIFE ANNUITY -- an annuity payable monthly during the lifetime of the Annuitant and terminating with the last monthly payment due preceding the death of the Annuitant. Under this option, it is possible that only one monthly annuity payment would be made, if the Annuitant died before the second monthly annuity payment was due.

  LIFE ANNUITY WITH 120 MONTHLY PAYMENTS CERTAIN -- an annuity providing monthly income to the Annuitant for a fixed period of 120 months and for as long thereafter as the Annuitant shall live.

    The fourth payment option is based on the 1983a Individual Annuity Mortality Table set back one year and a net investment rate of 3% per annum. The amount of each payment under this option will depend upon the age of the Annuitant at the time the first payment is due. If any periodic payment due any payee is less than $200, Hartford may make payments less often. The first, second and third payment options are based on a net investment rate of 3% per annum. Hartford may, however, from time to time, at Our discretion if mortality appears more favorable and interest rates justify, apply other tables which will result in higher monthly payments for each $1,000 applied under one or more of the four payment options.

    Hartford will make any other arrangements for income payments as may be agreed on.

LEGAL DEVELOPMENTS REGARDING INCOME PAYMENTS

    In those states affected by the 1983 Supreme Court decision in Arizona Governing Committee v. Norris, income payment options involving life income are based on unisex actuarial tables. In addition, legislation has previously been introduced in Congress which, had it been enacted, would have required the use of tables that do not vary on the basis of sex for some or all annuities. Currently, several states have enacted such laws.

BENEFICIARY

    The Owner names the Beneficiary in the Enrollment Form for the Certificate. The Owner may change the Beneficiary (unless irrevocably named) during the Insured's lifetime by written request to Hartford. If no Beneficiary is living when the Insured dies, the Death Proceeds will be paid to the Owner if living; otherwise to the Owner's estate.
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INCREASES AND DECREASES IN FACE AMOUNT

    The minimum Face Amount of the Certificate is $50,000. At any time after purchasing a Certificate, the Owner may request a change in the Face Amount by making a request In Writing to Hartford and directing such request to Hartford's Customer Service Center.

    All requests to increase the Face Amount must be applied for on a new Enrollment Form. All requests will be subject to evidence of insurability satisfactory to Hartford and subject to Our rules then in effect. Any increase approved by Us will be effective on the Processing Date following the date We approve the request. The Monthly Deduction Amount on the first Processing Date on or after the effective date of the increase will reflect a charge for the increase. A decrease in the Face Amount will be effective on the first Processing Date following the date We receive the request. Decreases must reduce the Face Amount by at least $25,000, and the remaining Face Amount must not be less than $50,000. Decreases will be applied:

(a) to the most recent increase; then

(b) successively to each prior increase, and then

(c) to the initial Face Amount.

    We reserve the right to limit the number of Face Amount increases or decreases made under the Certificate to no more than one in any twelve (12) month period.

                              BENEFITS AT MATURITY

    If the Insured is living on the Maturity Date, on surrender of the Certificate to Hartford, Hartford will pay to the Owner the Cash Surrender Value on the date the Certificate is surrendered. However, on the Maturity Date, the Certificate will terminate and Hartford will have no further obligations under the Certificate.

                        TERMINATION OF PARTICIPATION IN
                                THE GROUP POLICY

    Participation in the Group Policy may be terminated by Hartford or the Participating Employer. The party initiating the termination must provide notice of such termination to each Owner of record, at his or her last known address, at least fifteen (15) days prior to the date of termination. In the event of such termination, no new Enrollment Forms for new Insureds will be accepted on or after the date notice of discontinuance is received or sent by Hartford, whichever is applicable, nor will any new Certificates be issued. If premium payments are discontinued, Hartford will continue insurance coverage under the Certificate as long as the Cash Surrender Value is sufficient to cover the charges due. This continuation of insurance will not continue the coverage under the Certificate beyond Attained Age 100, nor will it continue any optional benefit rider beyond the Certificate's date of termination. If the Group Policy is discontinued or amended to discontinue the eligible class to which an Insured belongs (and if the coverage on the Insured is not transferred to another insurance carrier), any Certificate then in effect will remain in force under the discontinued Group Policy, provided it is not canceled or surrendered by the Owner, subject to Hartford's qualifications then in effect.

                         LAPSE AND REINSTATEMENT WHILE
                         THE GROUP POLICY IS IN EFFECT

LAPSE AND GRACE PERIOD

    A Grace Period will follow the date We mail notice to the Owner that the Cash Surrender Value is insufficient to pay the charges due under the Certificate. Unless the Owner has given Hartford written notice of termination in advance of the date of termination of the Certificate, insurance will continue in force during the Grace Period. The Owner will be liable to Hartford for all charges due under the Certificate then unpaid for the period the Certificate remains in force.

    In the event that total Debt outstanding equals or exceeds the Cash Surrender Value, the Certificate will terminate thirty-one (31) calendar days after We have mailed notice to Your last known address and that of any assignees of record. If sufficient Loan repayment is not made by the end of this 31-day period, the Certificate will end without value.

REINSTATEMENT

    Prior to the death of the Insured, and unless (i) the Group Policy is terminated (see "Termination of Participation in the Group Policy" above) or
(ii) the Certificate has been surrendered for cash, the Certificate may be reinstated prior to the Maturity Date, provided:

(a) you make Your request within three (3) years of the date of lapse; and

(b) satisfactory evidence of insurability is submitted.

    To reinstate Your Certificate, you must remit a premium payment large enough to keep the coverage under the Certificate in force for at least three (3) months following the date of reinstatement. The Face Amount of the reinstated Certificate cannot exceed the Face Amount at the time of lapse. The Investment Value on the reinstatement date will reflect:

(a) The Investment Value at the time of termination; plus

(b) Net Premiums attributable to premiums paid at the time of reinstatement.

    Upon reinstatement, any Debt at the time of termination must be repaid or carried over to the reinstated Certificate.
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                          ENROLLMENT FOR A CERTIFICATE

    Individuals wishing to purchase a Certificate must submit an Enrollment Form to Hartford. Within limits, an applicant may choose the Initial Premium and the initial Face Amount. A Certificate generally will be issued only on the lives of Insureds Attained Age 79 and under who supply evidence of insurability satisfactory to Hartford. Acceptance is subject to Hartford's underwriting rules and Hartford reserves the right to reject an Enrollment Form for any reason. No change in the terms or conditions of a Certificate will be made without the consent of the Owner.

    The Certificate will be effective on the Coverage Date only after Hartford has received all outstanding delivery requirements and received the Initial Premium. The Coverage Date is the date used to determine all future cyclical transactions on the Certificate, e.g., Processing Date, Coverage Months and Coverage Years.

                      THE RIGHT TO EXAMINE THE CERTIFICATE

    An Owner has a limited right to return a Certificate. Subject to applicable state regulation, if the Certificate is returned, by mail or personal delivery to Hartford or to the agent who sold the Certificate, to be canceled within ten
(10) calendar days after delivery of the Certificate to the Owner, Hartford will return either (i) the total amount of premiums or (ii) the Cash Value plus charges deducted under the Certificate to the Owner within seven (7) days. If the state where Your Certificate is issued requires that We return Your Initial Premium, We will allocate Your initial Net Premium to the ML Domestic Money Market Investment Division. If the state of issue of Your Certificate provides for Our return of the Certificate's Cash Value to the Owner, We will allocate the initial Net Premium immediately among Your chosen Investment Divisions.

                            DEDUCTIONS FROM PREMIUM

    Before allocating the Net Premium to the Investment Divisions, a deduction as a percentage of premium is made for the front-end sales load, premium taxes and the DAC tax charge. The amount of each premium allocated to the Investment Divisions is Your Net Premium.

FRONT-END SALES LOAD

    The current front-end sales load is 6.75% of any premium paid for Coverage Years 1 through 7 and 4.75% of any premium paid in Coverage Years 8 and later. The maximum front-end sales load is 9% of any premium paid in Coverage Years 1 through 7 and 7% of any premium paid in Coverage Years 8 and later.

    Front-end sales loads cover expenses related to the sale and distribution of the Certificates. The front-end sales load may be reduced for certain sales of the Certificates under circumstances which result in a saving of such sales and distribution expenses. To qualify for such a reduction, a plan must satisfy certain criteria as to, for example, the expected number of Owners and the anticipated Face Amount of all Certificates under the plan. Generally, the sales contacts and effort and administrative costs per Certificate vary based on such factors as the size of the plan, the purpose for which Certificates are purchased and certain characteristics of the plan's members. The amount of reduction and the criteria for qualification are related to the reduced sales effort and administrative costs resulting from sales to qualifying plans. Hartford may modify from time to time on a uniform basis both the amounts of reductions and the criteria for qualification. Reductions in these charges will not be unfairly discriminatory against any person, including the affected Owners funded by the Separate Account.

PREMIUM RELATED TAX CHARGE

    We deduct a percentage of each premium to cover taxes assessed against Hartford that are attributable to premiums. This percentage will vary by locale depending on the tax rates in effect there. The range of premium taxes actually deducted by Hartford currently ranges from 0% to 4%.

DAC TAX CHARGE

    Hartford deducts 1.25% of each premium to cover a federal premium tax assessed against Hartford. This charge is reasonable in relation to Hartford's federal income tax burden, under Section 848 of the Code, resulting from the receipt of premiums. We will adjust this charge based on changes in the applicable tax law.

                             DEDUCTIONS AND CHARGES
                             FROM INVESTMENT VALUE

MONTHLY DEDUCTION AMOUNT

    On the Coverage Date and on each subsequent Processing Date, Hartford will deduct the Monthly Deduction Amount from the Investment Value to cover certain charges and expenses incurred in connection with a Certificate. The Monthly Deduction Amount will vary from month to month. It will be taken from the Charge Deduction Division, if designated in the Enrollment Form for the Certificate or later elected.

    If a Charge Deduction Division has been designated but the Investment Value in the Charge Deduction Division is less than that required to cover all charges due on such date:

(1) Hartford will apply the Investment Value of the Charge Deduction Division to the charges due and set the Investment Value in the Charge Deduction Division to zero; and

(2) any additional amount due will be allocated among the remaining Investment Divisions on a Pro Rata Basis.
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    If no Charge Deduction Division has been designated or elected, any amounts due will be allocated among the Owner's chosen Investment Divisions on a Pro Rata Basis.

    The Monthly Deduction Amount equals:

(a) the administrative expense charge; plus

(b) the charges for cost of insurance; plus

(c) the charges for additional benefits provided by rider, if any.

    (A) Monthly Administrative Fee and Other Expense Charges

    Hartford will assess a monthly administrative charge to compensate Hartford for administrative costs in connection with the Certificates. This charge will be $5 per Coverage Month initially and is guaranteed never to exceed $10.00 per Coverage Month.

    (B) Cost of Insurance Charge

    The charge for the cost of insurance is equal to:

     (i) the cost of insurance rate per $1,000; multiplied by

     (ii) the Net Amount at Risk; divided by

    (iii) $1,000.

      The Net Amount at Risk equals the Death Benefit less the Cash Value on that date.

      The cost of insurance charge is to cover Hartford's anticipated mortality costs. Hartford uses various underwriting procedures, including medical underwriting procedures, depending on the characteristics of the group to which the Group Policies are issued. The current cost of insurance rates for standard risks may be equal to or less than the 1980 Commissioners Standard Ordinary Mortality Table. Substandard risks will be charged a higher cost of insurance rate that will not exceed rates based on a multiple of the 1980 Commissioners Standard Ordinary Mortality Table. The multiple will be based on the Insured's risk class. The use of simplified underwriting and guaranteed issue procedures may result in the cost of insurance charges being higher for some individuals than if medical underwriting procedures were used.

      Cost of insurance rates are based on the age, sex (except where unisex rates apply), and rate class of the Insured and group mortality characteristics and the particular characteristics (such as the rate class structure) under the Group Policy that are agreed to by Hartford and the Participating Employer. The actual monthly cost of insurance rates will be based on Hartford's expectations as to future experience. Hartford will determine the cost of insurance rate at the start of each Coverage Year. Any changes in the cost of insurance rate will be made uniformly for all Insureds in the same risk class.

      The rate class of an Insured affects the cost of insurance rate. Hartford and the Participating Employer will agree to the number of classes and characteristics of each class. The classes may vary by smokers and nonsmokers, active and retired status, and/or any other nondiscriminatory classes agreed to by the Participating Employer. Where smoker and non-smoker divisions are provided, an Insured who is in the nonsmoker division of a rate class will have a lower cost of insurance than an Insured in the smoker division of the same rate class, even if each Insured has an identical Certificate.

      Because the Cash Value and the Death Benefit Amount under a Certificate may vary from month to month, the cost of insurance charge may also vary on each Processing Date.

    (C) Rider Charge

      If the Certificate includes riders, a charge is deducted from the Investment Value on each Processing Date. The applicable charge is specified on the rider and is to compensate Hartford for the anticipated cost of providing the benefits thereunder.

      The riders available under the Certificate are described on page 22 under "Supplemental Benefits."

                       MORTALITY AND EXPENSE RISK CHARGE

    A charge is made for mortality and expense risks assumed by Hartford. Hartford currently deducts a daily charge for Coverage Years 1 through 10 at an effective annual rate of .65% of the value of each Investment Division's assets and for Coverage Years 11 and later at an effective annual rate of .50% of an Investment Division's assets. In no event will the charge exceed .65% of an Investment Division's assets on an annual basis. See also "Premiums -- Accumulation Unit Values," page 13.

    The mortality and expense risk charge is equal to:

    (i) the mortality and expense risk rate; multiplied by

    (ii) the portion of the Cash Value allocated to the Investment Divisions and the Loan Account.

    The mortality risk assumed is that the actual cost of insurance charges specified in the Certificate will be insufficient to meet actual claims. The expense risk assumed is that expenses incurred in issuing and administering the Certificates will exceed the administrative charges set forth therein.

    If these charges are insufficient to cover actual costs and assumed risks, the loss will fall on Hartford. Conversely,

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   21
--------------------------------------------------------------------------------

if the charge proves more than sufficient, any excess will be added to Hartford's surplus.

                                     TAXES

    Currently, no charge is made to the Separate Account for federal, state, and local taxes that may be attributable to the Separate Account. A change in the applicable federal, state or local tax laws which impose tax on Hartford and/or the Separate Account may result in a charge against the Certificates in the future. Charges for other taxes, if any, attributable to the Separate Account may also be made.

                                 OTHER MATTERS

                            ADDITIONS, DELETIONS OR
                          SUBSTITUTIONS OF INVESTMENTS

    Hartford reserves the right, subject to compliance with the law as then in effect, to make additions to, deletions from, or substitutions for the Separate Account and the Investment Divisions which fund the Group Policies. If shares of any of the Portfolios should no longer be available for investment, or if, in the judgment of Hartford's management, further investment in shares of any Portfolio should become inappropriate in view of the purposes of the Group Policies, Hartford may substitute shares of another Portfolio for shares already purchased, or to be purchased in the future, under the Group Policies. No substitution of securities will take place without notice to and consent of Owners and without prior approval of the SEC to the extent required by the 1940 Act. Subject to Owner approval, if required, Hartford also reserves the right to end the registration under the 1940 Act of the Separate Account or any other separate accounts of which it is the depositor which may fund the Group Policy.

                                 VOTING RIGHTS

    In accordance with its view of presently applicable law, Hartford will vote the shares of the Funds at regular and special meetings of the shareholders of the Funds in accordance with instructions from Owners (or the assignee of the Certificates, as the case may be) having a voting interest in the Separate Account. The number of shares held in the Separate Account which are attributable to each Owner is determined by dividing the Owner's interest in each Investment Division by the net asset value of the applicable shares of the Funds. Hartford will vote shares for which no instructions have been given and shares which are not attributable to Owners (i.e., shares owned by Hartford) in the same proportion as it votes shares for which it has received instructions. If the 1940 Act or any rule promulgated thereunder should be amended, however, or if Hartford's present interpretation should change and, as a result, Hartford determines it is permitted to vote the shares of the Funds in its own right, it may elect to do so.


    The voting interests of the Owners (or the assignees) in the Funds will be determined as follows: Owners may cast one vote for each full or fractional Accumulation Unit owned under their respective Certificates and allocated to an Investment Division the assets of which are invested in the particular Fund on the record date for the shareholder meeting for that Fund. If, however, an Owner has taken a Loan secured by the Certificate, amounts transferred from the Investment Division(s) to the Loan Account(s) in connection with the Loan (see "Detailed Description of Certificate Benefits and Provisions -- Loans," page 16) will not be considered in determining the voting interests of the Owner. Owners should review the prospectuses for the Funds which accompany this Prospectus to determine matters on which shareholders may vote.


    Hartford may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objective of one or more of the Funds or to approve or disapprove an investment advisory policy for the Funds. In addition, Hartford itself may disregard voting instructions in favor of changes initiated by an Owner in the investment policy or the investment adviser of the Funds if Hartford reasonably disapproves of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities. In the event Hartford does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next periodic report to Owners.

                                   OUR RIGHTS

    We reserve the right to take certain actions in connection with Our operations and the operations of the Separate Account. These actions will be taken in accordance with applicable laws (including obtaining any required approval of the SEC). If necessary, We will seek approval by Owners.

    Specifically, We reserve the right to:

- Add or remove any Investment Division;

- Create new separate accounts;

- Combine the Separate Account with one or more other separate accounts;

- Operate the Separate Account as a management investment company under the 1940 Act or in any other form permitted by law;

- Deregister the Separate Account under the 1940 Act;

- Manage the Separate Account under the direction of a committee or discharge such committee at any time;

22                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

- Transfer the assets of the Separate Account to one or more other separate accounts; and

- Restrict or eliminate any of the voting rights of Owners or other persons who have voting rights as to the Separate Account.

    Hartford also reserves the right to change the name of the Separate Account.

    We have reserved all rights to the name of Hartford Life and Annuity Insurance Company or any part of it. We may allow the Separate Account and other entities to use Our name or part of it, but We may also withdraw this right.

                              STATEMENTS TO OWNERS

    We will send You a statement at least once each Coverage Year, showing:

(a) the current Cash Value, Cash Surrender Value and Face Amount;

(b) the premiums paid, Monthly Deduction Amounts and Loans since the last report;

(c) the amount of any outstanding Debt;

(d) notifications required by the provisions of the Certificate; and
(e) any other information required by the Insurance Department of the State where the Certificate was delivered.

                           LIMIT ON RIGHT TO CONTEST
    Hartford may not contest the validity of the Certificate after it has been in effect during the Insured's lifetime for two years from the Issue Date. If the Certificate is reinstated, the two-year period is measured from the date of reinstatement. Any increase in the Face Amount as a result of a premium payment is contestable for two years from its effective date. In addition, if the Insured commits suicide in the two-year period, or such period as specified in state law, the Death Benefit payable will be limited to the premiums paid less any outstanding Debt and partial withdrawals.

                         MISSTATEMENT AS TO AGE OR SEX

    If the age or sex of the Insured is incorrectly stated, the amount of all benefits payable will be appropriately adjusted, as specified in the Certificate.

                                   ASSIGNMENT

    The Certificate may be assigned as collateral for a loan or other obligation. Hartford is not responsible for any payment made or action taken before receipt of written notice of such assignment. Proof of interest must be filed with any claim under a collateral assignment.

                                   DIVIDENDS

    No dividends will be paid under the Certificates.

                               EXPERIENCE CREDITS

    The Certificates issued under a Group Policy may be eligible for experience credits due to administrative savings. The amount of any experience credit may be paid in cash or applied to and used to increase the Investment Value.

                             SUPPLEMENTAL BENEFITS

    The following supplemental benefit may in the future be included in a Certificate, subject to the restrictions and limitations set forth therein.

                         MATURITY DATE EXTENSION RIDER


    We will extend the Maturity Date (the date on which the Certificate will mature), to the date of death of the Insured. Certain Death Benefit and premium restrictions apply. See "Federal Tax Considerations -- Income Taxation of Certificate Benefits," page 28.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   23
--------------------------------------------------------------------------------

                        EXECUTIVE OFFICERS AND DIRECTORS

                                 POSITION WITH HARTFORD;     OTHER BUSINESS PROFESSION, VOCATION OR EMPLOYMENT
         NAME, AGE                   YEAR OF ELECTION              FOR PAST 5 YEARS; OTHER DIRECTORSHIPS
---------------------------  ----------------------------------------------------------------------------------
Bossen, Wendell J., 64       Vice President, 1995**          Vice President (1992-Present), Hartford Life and
                                                               Accident Insurance Company; Vice President
                                                               (1992-Present), Hartford Life Insurance Company;
                                                               President (1992-Present), International
                                                               Corporate Marketing Group, Inc.
Boyko, Gregory A., 46        Senior Vice President, Chief    Vice President & Controller (1995-1997), Hartford;
                             Financial Officer &               Director (1997-Present); Senior Vice President,
                             Treasurer, 1997                   Chief Financial Officer & Treasurer
                             Director, 1997*                   (1997-Present); Vice President & Controller
                                                               (1995-1997), Hartford Life and Accident
                                                               Insurance Company; Director (1997-Present);
                                                               Senior Vice President, Chief Financial Officer &
                                                               Treasurer (1997-Present); Vice President and
                                                               Controller (1995-1997), Hartford Life Insurance
                                                               Company; Senior Vice President, Chief Financial
                                                               Officer & Treasurer (1997-Present), Hartford
                                                               Life, Inc.; Chief Financial Officer (1994-1995)
                                                               IMG American Life; Senior Vice President
                                                               (1992-1994), Connecticut Mutual Life Insurance
                                                               Company.
Cummins, Peter W., 60        Senior Vice President, 1997     Vice President (1993-1997), Hartford; Senior Vice
                                                               President, (1997-Present); Vice President
                                                               (1989-1997), Hartford Life and Accident
                                                               Insurance Company; Senior Vice President
                                                               (1997-Present); Vice President (1989-1997);
                                                               Senior Vice President (1997-Present); Vice
                                                               President (1989-1997), Hartford Life Insurance
                                                               Company.
deRaismes, Ann M., 47        Senior Vice President, 1997     Vice President (1994-1997), Hartford; Senior Vice
                             Director of Human Resources,      President (1997-Present); Vice President
                             1994                              (1994-1997); Assistant Vice President
                                                               (1992-1994); Director of Human Resources
                                                               (1991-Present), Hartford Life and Accident
                                                               Insurance Company; Senior Vice President
                                                               (1997-Present); Vice President (1994-1997);
                                                               Assistant Vice President (1992-1994); Director
                                                               of Human Resources (1991-Present), Hartford Life
                                                               Insurance Company; Vice President, Human
                                                               Resources (1997-Present), Hartford Life, Inc.
Dooley, James R., 61         Vice President, 1993            Director, Information Services (1973-1997),
                                                               Hartford Life Insurance Company.
Fitch, Timothy M., 45        Vice President, 1995            Vice President, (1995-Present); Actuary
                             Actuary, 1997                     (1994-Present) Assistant Vice President
                                                               (1992-1995), Hartford Life and Accident
                                                               Insurance Company; Vice President
                                                               (1995-Present); Actuary (1994-Present);
                                                               Assistant Vice President (1992-1995), Hartford
                                                               Life Insurance Company.

24                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

                                 POSITION WITH HARTFORD;     OTHER BUSINESS PROFESSION, VOCATION OR EMPLOYMENT
         NAME, AGE                   YEAR OF ELECTION              FOR PAST 5 YEARS; OTHER DIRECTORSHIPS
---------------------------  ----------------------------------------------------------------------------------
Foy, David T., 31            Vice President, 1998            Assistant Vice President (1995-1998), Hartford;
                                                               Vice President (1998-Present); Assistant Vice
                                                               President (1995-1998), Hartford Life Insurance
                                                               Company.
Garrett, J. Richard, 53      Vice President, 1994            Treasurer (1994-1997), Hartford; Vice President
                             Assistant Treasurer, 1997         (1993-Present); Assistant Treasurer
                                                               (1997-Present); Treasurer (1984-1997), Hartford
                                                               Life and Accident Insurance Company; Vice
                                                               President, (1993-Present); Assistant Treasurer
                                                               (1997-Present); Treasurer (1986-1997), Hartford
                                                               Life Insurance Company; Vice President
                                                               (1997-Present), Hartford Life, Inc.
Gillette, Donald J., 52      Vice President, 1997            Assistant Vice President, (1995-1997), Hartford;
                                                               Assistant Vice President (1995-1997), Hartford
                                                               Life and Accident Insurance Company; Assistant
                                                               Vice President (1995-Present), Hartford Life
                                                               Insurance Company.
Godfrey, William A., III,    Senior Vice President, 1997     Senior Vice President (1997-Present), Hartford;
41                                                             Senior Vice President (1997-Present), Hartford
                                                               Life and Accident Insurance Company; Vice
                                                               President Information Technology (1997-Present),
                                                               Hartford Life, Inc.
Godkin, Lynda, 44            Senior Vice President, 1997     Assistant General Counsel and Secretary
                             General Counsel, 1996             (1994-1995), Hartford; Director (1997-Present);
                             Corporate Secretary, 1996         Senior Vice President (1997-Present); General
                             Director, 1997*                   Counsel (1996-Present); Corporate Secretary
                                                               (1995-Present); Associate General Counsel
                                                               (1995-1996); Assistant General Counsel and
                                                               Secretary (1994-1995); Counsel (1990-1994),
                                                               Hartford Life and Accident Insurance Company;
                                                               Senior Vice President (1997-Present); General
                                                               Counsel (1996-Present); Corporate Secretary
                                                               (1995-Present); Director (1997-Present);
                                                               Associate General Counsel (1995-1996); Assistant
                                                               General Counsel and Secretary (1994-1995);
                                                               Counsel (1990-1994), Hartford Life Insurance
                                                               Company; Vice President and General Counsel
                                                               (1997-Present), Hartford Life, Inc.
Grady, Lois W., 53           Senior Vice President, 1998     Senior Vice President (1998-Present); Vice
                             Vice President, 1994              President (1993-1997); Assistant Vice President
                                                               (1987-1993), Hartford Life and Accident
                                                               Insurance Company; Senior Vice President
                                                               (1998-Present); Vice President (1993-1997);
                                                               Assistant Vice President (1987-1993), Hartford
                                                               Life Insurance Company.
Graham, Christopher, 47      Vice President, 1997
Hunt, Mark E., 37            Vice President, 1998            Assistant Vice President (1997-1998), Hartford;
                                                               Vice President (1998-Present), Hartford Life and
                                                               Accident Insurance Company.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   25
--------------------------------------------------------------------------------

                                 POSITION WITH HARTFORD;     OTHER BUSINESS PROFESSION, VOCATION OR EMPLOYMENT
         NAME, AGE                   YEAR OF ELECTION              FOR PAST 5 YEARS; OTHER DIRECTORSHIPS
---------------------------  ----------------------------------------------------------------------------------
Joyce, Stephen T., 39        Vice President, 1997            Assistant Vice President (1995-1997), Hartford;
                                                               Assistant Vice President (1994-1997), Hartford
                                                               Life and Accident Insurance Company; Vice
                                                               President (1997-Present); Assistant Vice
                                                               President (1994-1997), Hartford Life Insurance
                                                               Company.
Keeler, Michael D., 37       Vice President, 1998            Vice President (1998-Present); Hartford Life and
                                                               Accident Insurance Company.
Kerzner, Robert A., 46       Senior Vice President, 1998     Senior Vice President (1998-Present); Vice
                             Vice President, 1997              President (1994-1998), Hartford; Senior Vice
                                                               President (1998-Present); Vice President
                                                               (1994-1997); Regional Vice President
                                                               (1991-1994), Hartford Life Insurance Company.
Levenson, David N., 31       Vice President, 1998            Assistant Vice President (1997-1998), Hartford.
Malchodi, Jr., William B.,   Vice President, 1994            [Director of Taxes (1992-1998), Hartford;] Vice
50                           Director of Taxes, 1992           President (1994-Present); Director of Taxes
                             [delete?]                         (1992-[1998] Present), Hartford Life and
                                                               Accident Insurance Company; Vice President
                                                               (1994-Present); Director of Taxes
                                                               (1991-Present), Hartford Life Insurance Company.
Marra, Thomas M., 38         Executive Vice President, 1996  Senior Vice President (1993-1996); Director of
                             Director, Individual Life         Individual Annuities (1991-1993), Hartford;
                             and Annuity Division, 1993        Director (1994-Present); Executive Vice
                             Director, 1994*                   President (1995-Present); Director, Individual
                                                               Life and Annuity Division (1994-Present); Senior
                                                               Vice President (1994-1995); Vice President
                                                               (1989-1994); Actuary (1987-1997), Hartford Life
                                                               and Accident Insurance Company; Director
                                                               (1994-Present); Executive Vice President
                                                               (1995-Present); Director, Individual Life and
                                                               Annuity Division (1994-Present); Senior Vice
                                                               President (1994-1995); Vice President
                                                               (1989-1994); Actuary (1987-1995), Hartford Life
                                                               Insurance Company; Executive Vice President,
                                                               Individual Life and Annuities (1997-Present),
                                                               Hartford Life, Inc.
Matthieson, Steven L., 53    Vice President, 1984            Director of New Business (1984-1997), Hartford.
O'Halloran, C. Michael, 51   Vice President, 1997            Vice President (1997-Present), Hartford Life and
                                                               Accident Insurance Company; Vice President
                                                               (1997-Present), Hartford Life Insurance Company;
                                                               Corporate Secretary (1997-Present), Hartford
                                                               Life, Inc.; Senior Associate General Counsel
                                                               (1988-Present), Director of Corporate Law
                                                               (1994-Present), The Hartford Financial Services
                                                               Group.
O'Sullivan, Daniel E., 43    Vice President, 1998            Vice President (1998-Present), Hartford; Vice
                                                               President (1988-Present), Hartford Life
                                                               Insurance Company.

26                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

                                 POSITION WITH HARTFORD;     OTHER BUSINESS PROFESSION, VOCATION OR EMPLOYMENT
         NAME, AGE                   YEAR OF ELECTION              FOR PAST 5 YEARS; OTHER DIRECTORSHIPS
---------------------------  ----------------------------------------------------------------------------------
Raymond, Craig R., 37        Senior Vice President, 1997     Vice President (1993-1997); Assistant Vice
                             Chief Actuary, 1994               President (1992-1993); Actuary (1989-1994),
                                                               Hartford; Senior Vice President (1997-Present);
                                                               Chief Actuary (1995-Present); Vice President
                                                               (1993-1997); Actuary (1990-1995), Hartford Life
                                                               and Accident Insurance Company; Senior Vice
                                                               President (1997-Present); Chief Actuary
                                                               (1994-Present); Vice President (1993-1997);
                                                               Assistant Vice President (1992-1993); Actuary
                                                               (1989-1994), Hartford Life Insurance Company;
                                                               Vice President and Chief Actuary (1997-Present),
                                                               Hartford Life, Inc.
Schrandt, David T., 50       Vice President, 1987            Treasurer (1987-1997); Controller (1987-1997),
                                                               Hartford.
Smith, Lowndes A., 58        President, 1989                 Chief Operating Officer (1989-1997), Hartford;
                             Chief Executive Officer, 1997     Director (1981-Present); President
                             Director, 1985*                   (1989-Present); Chief Executive Officer
                                                               (1997-Present); Chief Operating Officer
                                                               (1989-1997), Hartford Life and Accident
                                                               Insurance Company; Director (1981-Present);
                                                               President (1989-Present), Chief Executive
                                                               Officer (1997-Present); Chief Operating Officer
                                                               (1989-1997), Hartford Life Insurance Company;
                                                               Chief Executive Officer and President and
                                                               Director (1997-Present), Hartford Life, Inc.
Welsh, Walter C., 51         Senior Vice President, 1997     Senior Vice President (1997-Present); Vice
                                                               President (1994-1997); Assistant Vice President
                                                               (1992-1995), Hartford Life and Accident
                                                               Insurance Company; Senior Vice President
                                                               (1997-Present); Vice President (1995-1997);
                                                               Assistant Vice President (1992-1995), Hartford
                                                               Life Insurance Company; Vice President,
                                                               Government Affairs (1997-Present), Hartford
                                                               Life, Inc.
Znamierowski, David M., 38   Senior Vice President, 1997     Director (1998-Present); Senior Vice President
                             Director, 1998                    (1997-Present), Hartford Life and Accident
                                                               Insurance Company; Director (1998-Present);
                                                               Senior Vice President (1997-Present); Director,
                                                               Risk Management Strategy (1996-Present); Vice
                                                               President (1997), Hartford Life Insurance
                                                               Company; Vice President, Investment Strategy
                                                               (1997-Present), Hartford Life, Inc.; Vice
                                                               President, Investment Strategy & Policy, Aetna
                                                               Life and Casualty Company.
---------
 * Denotes date of election to Board of Directors of Hartford.
** Affiliated Company of The Hartford Financial Services Group, Inc.

    Unless otherwise indicated, the principal business address of each the above individuals is P.O. Box 2999, Hartford, CT 06104-2999.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   27
--------------------------------------------------------------------------------

                                DISTRIBUTION OF
                                THE GROUP POLICY

    Hartford intends to sell the Group Policy in all jurisdictions where it is licensed to do business. The Group Policy will be sold by life insurance sales representatives who represent Hartford and who are registered representatives of Hartford Equity Sales Company, Inc. ("HESCO"), or certain other registered Broker-Dealers. Any sales representative or employee will have been qualified to sell variable life insurance policies under applicable Federal and State laws. Each Broker-Dealer is registered with the SEC under the Securities Exchange Act of 1934 and all are members of the National Association of Securities Dealers, Inc. HESCO is the principal underwriter for the Group Policy. The maximum sales commission payable to Hartford agents, independent registered insurance brokers, and other registered Broker-Dealers is 6% of the premiums paid. In addition, expense allowances, service fees and asset-based trail commissions may be paid. The sales representative may be required to return all or a portion of the commissions paid if a Certificate terminates prior to the second Certificate Anniversary.


    Broker-dealers or financial institutions are compensated according to a schedule set forth by HESCO and any applicable rules or regulations for variable insurance compensation. Compensation is generally based on premium payments made by policyholders or contract owners. This compensation is usually paid from the sales charges described in this Prospectus.



    In addition, a broker-dealer or financial institution may also receive additional compensation for, among other things, training, marketing or other services provided. HESCO, its affiliates or Hartford may also make compensation arrangements with certain broker-dealers or financial institutions based on total sales by the broker-dealer or financial institution of insurance products. These payments, which may be different for broker-dealers or financial institutions, will be made by HESCO, its affiliates or Hartford out of their own assets and will not effect the amounts paid by the policyholders or contract owners to purchase, hold or surrender variable insurance products.


                          SAFEKEEPING OF THE SEPARATE
                                 ACCOUNT ASSETS

    The assets of the Separate Account are held by Hartford. The assets of the Separate Account are kept physically segregated and held separate and apart from the General Account of Hartford. Hartford maintains records of all purchases and redemptions of shares of the Fund. Additional protection for the assets of the Separate Account is afforded by Hartford's blanket fidelity bond issued by Aetna Casualty and Surety Company, in the aggregate amount of $50 million, covering all of the officers and employees of Hartford.

                           FEDERAL TAX CONSIDERATIONS

                                    GENERAL

    SINCE THE TAX LAW IS COMPLEX AND SINCE TAX CONSEQUENCES WILL VARY ACCORDING TO THE ACTUAL STATUS OF THE OWNER INVOLVED AND THE TYPE OF PLAN UNDER WHICH THE GROUP POLICY IS PURCHASED, LEGAL AND TAX ADVICE MAY BE NEEDED BY A PERSON, TRUSTEE OR OTHER ENTITY CONTEMPLATING THE PURCHASE OF A GROUP POLICY DESCRIBED HEREIN.

    It should be understood that any detailed description of the federal income tax consequences regarding the purchase of these Group Policies cannot be made in this Prospectus and that special tax rules may be applicable with respect to certain purchase situations not discussed herein. In addition, no attempt is made here to consider any applicable state or other tax laws. For detailed information, a qualified tax adviser should always be consulted. This discussion of federal tax considerations is based upon Hartford's understanding of existing federal income tax laws as they are currently interpreted.

                            TAXATION OF HARTFORD AND
                              THE SEPARATE ACCOUNT


    The Separate Account is taxed as a part of Hartford which is taxed as a life insurance company under Part 1 of Subchapter L of Chapter 1 of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, the Separate Account will not be taxed as a "regulated investment company" under Subchapter M of the Code. Investment income and realized capital gains on the assets of the Separate Account (the underlying Investment Divisions) are reinvested and are taken into account in determining the value of the Accumulation Units (see "Detailed Description of Certificate Benefits and Provisions -- Values Under the Certificate," on page 14). As a result, such investment income and realized capital gains are automatically applied to increase reserves under the Certificate.


    Hartford does not expect to incur any federal income tax on the earnings or realized capital gains attributable to the Separate Account. Based upon these expectations, no charge is currently being made to the Separate Account for federal income taxes. If Hartford incurs income taxes attributable to the Separate Account or determines that such taxes will be incurred, it may assess a charge for taxes against the Separate Account.

28                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

                               INCOME TAXATION OF
                       CERTIFICATE BENEFITS -- GENERALLY

    For federal income tax purposes, the Certificates should be treated as life insurance policies under Section 7702 of the Code. The Death Benefit under a life insurance policy is excluded from the gross income of the Beneficiary. Also, a life insurance policy owner is not taxed on increments in the policy value until the policy is partially or completely surrendered. Section 7702 limits the amount of premiums that may be invested in a policy that is treated as life insurance. Hartford intends to monitor premium levels to assure compliance with Section 7702 standards.

    During the first fifteen policy years, an "income first" rule generally applies to any distribution of cash that is required under Code Section 7702 because of a reduction in benefits under the Certificate.

    Hartford also believes that any Loan received under a Certificate will be treated as Debt of the Owner, and that no part of any Loan under a Certificate will constitute income to the Owner. A surrender or assignment of the Certificate may have tax consequences depending upon the circumstances. Owners should consult qualified tax advisers concerning the effect of such changes.

    Federal, state, and local estate tax, inheritance, and other tax consequences of ownership or receipt of Certificate proceeds depend on the circumstances of each Owner or Beneficiary.

    The Maturity Date Extension Rider allows an Owner to extend the Maturity Date to the date of the death of the Insured. Although Hartford believes that the Certificate will continue to be treated as a life insurance policy for federal income tax purposes after the scheduled Maturity Date, due to the lack of specific guidance on this issue, this result is not certain. If the Certificate is not treated as a life insurance policy for federal income tax purposes after the Maturity Date, among other things, the Death Proceeds may be taxable to the recipient. The Owner should consult a competent tax adviser regarding the possible adverse tax consequences resulting from an extension of the scheduled Maturity Date.

                          DIVERSIFICATION REQUIREMENTS

    Section 817 of the Code provides that a variable life insurance policy (other than a pension plan policy) will not be treated as a life insurance policy for any period during which the investments made by the separate account underlying the policy are not adequately diversified in accordance with regulations prescribed by the Treasury. If a policy is not treated as a life insurance policy, the policy owner will be subject to income tax on the annual increases in cash value. The Treasury has issued diversification regulations which, among other things, generally require that no more than 55% of the value of the total assets of the segregated asset account (such as the Funds) underlying a variable contract is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In addition, in the case of government securities, each government agency or instrumentality shall be treated as a separate issuer. If the diversification standards are not met, non-pension policy owners will be subject to current tax on the increase in cash value in the policy.

    A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to need the diversification standards, the company may comply within a reasonable period and avoid the taxation of policy income on an ongoing basis. However, either the company or policy owner must agree to pay the tax due for the period during which the diversification standards were not met. The amount required to be paid shall be an amount based upon the tax that would have been owed by the policy owner if he or she was treated as receiving the income on the policy for such period or periods.

                           OWNERSHIP OF THE ASSETS IN
                              THE SEPARATE ACCOUNT

    In certain circumstances, variable life insurance contract owners may be considered the owners, for federal income tax purposes, of the assets of a segregated asset account, such as the Separate Account, used to support their policies. In those circumstances, income and gains from the segregated asset account would be includible in the policy owners' gross income. The Internal Revenue Service (the "IRS") has stated in published rulings that a variable product owner will be considered the owner of the assets of a segregated asset account if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In addition, the Treasury Department announced, in connection with the issuance of regulations concerning investment diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular sub-accounts [of a segregated asset account] without being treated as owners

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   29
--------------------------------------------------------------------------------

of the underlying assets." As of the date of this Prospectus, no such guidance has been issued.

    The ownership rights under the Certificate are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policy owners were not owners of the assets of a segregated asset account. For example, an Owner of this Group Policy has the choice of more investment options to which to allocate premium payments and value, and may be able to transfer among investment options more frequently, than in such rulings. These differences could result in the Owner being treated as the owner of a portion of the assets of the Separate Account. In addition, Hartford does not know what standards will be set forth in the regulations or rulings that the Treasury Department has stated it expects to issue. Hartford therefore reserves the right to modify the Group Policy and Certificate as necessary to attempt to prevent Owners from being considered the owners of the assets of the Separate Account. However, there is no assurance that such efforts would be successful.

                    TAX DEFERRAL DURING ACCUMULATION PERIOD

    Under existing provisions of the Code, except as described below, any increase in an Owner's Investment Value is generally not taxable to the Owner unless amounts are received (or are deemed to be received) under the Certificate prior to the Insured's death. If the Certificate is surrendered or matures, then the Cash Surrender Value will be includible in the Owner's income to the extent that the amount received exceeds the "investment in the contract." (If there is any debt at the time of a surrender, then such debt will be treated as an amount distributed to the Owner.) The "investment in the contract" is the aggregate amount of premium payments and other consideration paid for the Certificate, less the aggregate amount received previously under the Certificate to the extent such amounts received were excludable from gross income. Whether partial withdrawals (or such other amounts deemed to be distributed) from the Certificate constitute income to the Owner depends, in part, upon whether the Certificate is considered a modified endowment contract for federal income tax purposes.

                          MODIFIED ENDOWMENT CONTRACTS

    Code Section 7702A applies an additional test, the "seven-pay" test, to life insurance policies. A modified endowment contract ("MEC") is a life insurance policy that either: (i) satisfies the Section 7702 definition of life insurance, but fails the seven-pay test of Section 7702a, or (ii) is exchanged for a MEC. A policy fails the seven-pay test if the accumulated amount paid into the Certificate at any time during the first seven Coverage Years exceeds the sum of the net level premiums that would have been paid up to that point if the Certificate provided for paid-up future benefits after the payment of seven level annual premiums. Computational rules for the seven-pay test are described in Section 7702A(c).

    If the Certificate satisfies the seven-pay test at issuance, distributions and Loans made thereafter will not be subject to the MEC rules, unless the Certificate is changed materially. The seven-pay test will be applied anew at any time the Certificate undergoes a material change, which includes an increase in the Face Amount. In addition, if there is a reduction in benefits under the Certificate within the first seven Coverage Years, the seven-pay test is applied as if the Certificate had initially been issued at the reduced benefit level. Any reduction in benefits attributable to the nonpayment of premiums will not be taken into account for purposes of the seven-pay test if the benefits are reinstated within 90 days after the reduction.

    A Certificate that is classified as a MEC is eligible for certain aspects of the beneficial tax treatment accorded to life insurance. That is, the Death Benefit is excluded from income and increments in value are not subject to current taxation. However, if the Certificate is classified as a MEC then withdrawals from the Certificate will be considered first as withdrawals of income, then as recovery of premium payments. Thus, withdrawals will be includible in income to the extent the Cash Surrender Value exceeds the investment in the Certificate. The amount of any Loan (including unpaid interest thereon) under the Certificate will be treated as a withdrawal from the Certificate for tax purposes. In addition, if the Owner assigns or pledges any portion of the value of a Certificate (or agrees to assign or pledge any portion) then such portion will be treated as a withdrawal from the Certificate for tax purposes. Taxable withdrawals are subject to an additional 10% tax, with certain exceptions. The Owner's investment in the Certificate is increased by the amount includible in income with respect to such assignment, pledge, or Loan, though it is not affected by any other aspect of the assignment, pledge, or Loan (including its release or repayment).

    Generally, only distributions and Loans made in the first year in which a Certificate becomes a MEC, and in subsequent years, are taxable. However, distributions and Loans made in the two years prior to a Certificate's failing the seven-pay test are deemed to be in anticipation of failure and are subject to tax.

    Before assigning, pledging, or requesting a Loan under a Certificate that is a MEC, an Owner should consult a qualified tax adviser.

    All MEC Certificates that are issued within any calendar year to the same Certificate Owner by one company or its affiliates are treated as one MEC Certificate for the purpose of determining the taxable portion of any Loan or distribution.

30                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

    Hartford has instituted procedures to monitor whether a Certificate may become classified as a MEC after issue.

                         FEDERAL INCOME TAX WITHHOLDING

    If any amounts are deemed to be current taxable income to the Owner, such amounts will be subject to federal income tax withholding and reporting, pursuant to Section 3405 of the Code.

                            OTHER TAX CONSIDERATIONS

    Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Certificate ownership and distributions under federal, state and local law.

                               LEGAL PROCEEDINGS

    There are no material legal proceedings pending to which the Separate Account is a party.

                                    EXPERTS


    The audited financial statements included in this prospectus and elsewhere in the registration statement have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report with respect thereto, and are included herein in reliance upon the authority of said firm as experts in giving the report. Reference is made to the report on the statutory-basis financial statements of Hartford Life and Annuity Insurance Company (formerly ITT Hartford Life and Annuity Insurance Company) which states the statutory-basis financial statements are presented in accordance with statutory accounting practices prescribed or permitted by the National Association of Insurance Commissioners and the State of Connecticut Insurance Department, and are not presented in accordance with generally accepted accounting principles. The principal business address of Arthur Andersen LLP is One Financial Plaza, Hartford, Connecticut 06103.


    The hypothetical illustrations included in this Prospectus and Registration Statement have been approved by Pauline Gyllenhammer, ASA, MAAA, Senior Actuarial Associate, are included in reliance upon her opinion as to their reasonableness.

                             REGISTRATION STATEMENT

    A registration statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended. This Prospectus does not contain all information set forth in the registration statement, its amendments and exhibits, to all of which reference is made for further information concerning the Separate Account, Hartford, the Group Policies and the Certificates.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   31
--------------------------------------------------------------------------------


                                   APPENDIX A
                   ILLUSTRATIONS OF DEATH BENEFIT, CASH VALUE
                            AND CASH SURRENDER VALUE



    The following tables illustrate how the Death Benefit, Cash Value and Cash Surrender Value of a Group Policy may change with the investment experience of the Separate Account. The tables show how the Death Benefit, Cash Value and Cash Surrender Value of a Certificate issued to an Insured of a given age would vary over time if the investment return on the assets held in each Portfolio were a uniform, gross annual rate of 0%, 6% and 12%. The Death Benefit, Cash Value and Cash Surrender Value would be different from those shown if the gross annual investment returns averaged 0%, 6% and 12% over a period of years, but fluctuated above and below those averages for individual Coverage Years. The tables assume that no Loans are made and that no partial withdrawals have been made. The tables are also based on the assumption that the Owner has not requested an increase or decrease in the Face Amount and that no transfers have been made in any Coverage Years.



    The tables on pages 32 to 43 illustrate a Certificate issued to a Male Insured, Age 45 in the Medical Non-Smoker Class with an Initial Face Amount of $250,000. The Death Benefit, Cash Value and Cash Surrender Value would be lower if the Insured was a smoker or in a special class since the cost of insurance charges would increase.



    The tables reflect the fact that the net return on the assets held in the Investment Divisions is lower than the gross after-tax return of the Portfolios. This is because these tables assume an investment management fee and other estimated Portfolio expenses totaling 0.700%. The 0.700% figure is based on an average of the current management fees and expenses of the available 21 Portfolios, taking into account any applicable expense caps or reimbursement arrangements. Actual fees and expenses of the Portfolios associated with a Certificate may be more or less than 0.700%, will vary from year to year, and will depend on how the Cash Value is allocated.



    As their headings indicate, the tables reflect the deductions of current contractual charges and guaranteed contractual charges for a single gross interest rate. These charges include the front-end sales load, the daily charge to the Separate Account for assuming mortality and expense risks, and the monthly administrative expense and cost of insurance charges. All tables assume a charge of 2.00% for taxes attributable to premiums, a 1.25% charge for the Federal DAC tax and reflect the fact that no charges against the Separate Account are currently made for federal, state or local taxes attributable to the Group Policy or Certificate.



    Each table also shows the amount to which the premiums would accumulate if an amount equal to those premiums were invested to earn interest, after taxes, at 5% compounded annually.



    Upon request, Hartford will furnish a comparable illustration based on a proposed Certificate's specific circumstances.

32                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                           LEVEL DEATH BENEFIT OPTION
                      ISSUE AGE 45 MALE MEDICAL NON-SMOKER
                        $14,102 PREMIUM PAID FOR 7 YEARS

ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0.00% (-0.70% NET)

                               CURRENT CHARGES*           GUARANTEED CHARGES**
            PREMIUMS      ---------------------------  ---------------------------
END OF   ACCUMULATED AT             CASH                         CASH
POLICY    5% INTEREST      CASH   SURRENDER    DEATH    CASH   SURRENDER    DEATH
 YEAR       PER YEAR      VALUE     VALUE     BENEFIT  VALUE     VALUE     BENEFIT
------   --------------   ------  ---------   -------  ------  ---------   -------
   1         14,807       12,257   12,257     250,000  11,014   11,014     250,000
   2         30,355       24,268   24,268     250,000  21,846   21,846     250,000
   3         46,680       36,039   36,039     250,000  32,499   32,499     250,000
   4         63,821       47,607   47,607     250,000  42,978   42,978     250,000
   5         81,819       58,990   58,990     250,000  53,285   53,285     250,000
   6        100,717       70,300   70,300     250,000  63,425   63,425     250,000
   7        120,560       81,451   81,451     250,000  73,392   73,392     250,000
   8        126,588       79,893   79,893     250,000  70,883   70,883     250,000
   9        132,917       78,310   78,310     250,000  68,252   68,252     250,000
  10        139,563       76,693   76,693     250,000  65,478   65,478     250,000
  11        146,541       75,135   75,135     250,000  62,544   62,544     250,000
  12        153,868       73,505   73,505     250,000  59,432   59,432     250,000
  13        161,561       71,781   71,781     250,000  56,127   56,127     250,000
  14        169,639       69,957   69,957     250,000  52,607   52,607     250,000
  15        178,121       68,028   68,028     250,000  48,850   48,850     250,000
  16        187,027       65,918   65,918     250,000  44,819   44,819     250,000
  17        196,378       63,683   63,683     250,000  40,470   40,470     250,000
  18        206,197       61,308   61,308     250,000  35,747   35,747     250,000
  19        216,507       58,777   58,777     250,000  30,584   30,584     250,000
  20        227,332       56,072   56,072     250,000  24,907   24,907     250,000
  25        290,140       38,996   38,996     250,000      --       --          --
  30        370,300       12,321   12,321     250,000      --       --          --

   *  THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES AND
      FRONT-END SALES LOADS.
  **  THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES, AND
      FRONT-END SALES LOADS.

      THE DEATH BENEFIT MAY, AND THE CASH VALUE AND CASH SURRENDER VALUE WILL
      DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES.

    THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGE 0% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 0%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   33
--------------------------------------------------------------------------------

                        FLEXIBLE VARIABLE LIFE INSURANCE
                           LEVEL DEATH BENEFIT OPTION
                      ISSUE AGE 45 MALE MEDICAL NON-SMOKER
                        $14,102 PREMIUM PAID FOR 7 YEARS

   ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6.00% (5.30% NET)

                                CURRENT CHARGES*             GUARANTEED CHARGES**
            PREMIUMS      -----------------------------  ----------------------------
END OF   ACCUMULATED AT               CASH                          CASH
POLICY    5% INTEREST      CASH    SURRENDER     DEATH    CASH    SURRENDER    DEATH
 YEAR       PER YEAR       VALUE     VALUE      BENEFIT   VALUE     VALUE     BENEFIT
------   --------------   -------  ----------   -------  -------  ---------   -------
   1         14,807        13,005    13,005     250,000   11,715    11,715    250,000
   2         30,355        26,528    26,528     250,000   23,940    23,940    250,000
   3         46,680        40,600    40,600     250,000   36,705    36,705    250,000
   4         63,821        55,281    55,281     250,000   50,045    50,045    250,000
   5         81,819        70,619    70,619     250,000   63,991    63,991    250,000
   6        100,717        86,755    86,755     250,000   78,583    78,583    250,000
   7        120,560       103,642   103,642     250,000   93,856    93,856    250,000
   8        126,588       108,010   108,010     250,000   96,805    96,805    250,000
   9        132,917       112,557   112,557     250,000   99,798    99,798    250,000
  10        139,563       117,283   117,283     251,188  102,826   102,826    250,000
  11        146,541       122,361   122,361     254,915  105,886   105,886    250,000
  12        153,868       127,621   127,621     258,770  108,976   108,976    250,000
  13        161,561       133,057   133,057     262,697  112,096   112,096    250,000
  14        169,639       138,675   138,675     266,696  115,246   115,246    250,000
  15        178,121       144,485   144,485     270,775  118,423   118,423    250,000
  16        187,027       150,447   150,447     274,870  121,618   121,618    250,000
  17        196,378       156,615   156,615     279,070  124,822   124,822    250,000
  18        206,197       162,992   162,992     283,400  128,020   128,020    250,000
  19        216,507       169,586   169,586     287,881  131,194   131,194    250,000
  20        227,332       176,401   176,401     292,530  134,330   134,330    250,000
  25        290,140       213,957   213,957     318,304  149,053   149,053    250,000
  30        370,300       257,785   257,785     349,023  160,174   160,174    250,000

   *  THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, MORTALITY AND EXPENSE RISK RATES AND FRONT-END
      SALES LOADS.
  **  THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, MORTALITY AND EXPENSE RISK RATES AND FRONT-END
      SALES LOADS.

      THE DEATH BENEFIT MAY, AND THE CASH VALUE AND CASH SURRENDER VALUE WILL
      DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES.

    THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGE 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 6%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

34                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                           LEVEL DEATH BENEFIT OPTION
                      ISSUE AGE 45 MALE MEDICAL NON-SMOKER
                        $14,102 PREMIUM PAID FOR 7 YEARS

  ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12.00% (11.30% NET)

                                 CURRENT CHARGES*               GUARANTEED CHARGES**
            PREMIUMS      -------------------------------  ------------------------------
END OF   ACCUMULATED AT                CASH                           CASH
POLICY    5% INTEREST       CASH     SURRENDER    DEATH     CASH    SURRENDER     DEATH
 YEAR       PER YEAR        VALUE      VALUE     BENEFIT    VALUE     VALUE      BENEFIT
------   --------------   ---------  ---------  ---------  -------  ---------   ---------
   1         14,807          13,754    13,754     250,000   12,416    12,416      250,000
   2         30,355          28,879    28,879     250,000   26,120    26,120      250,000
   3         46,680          45,530    45,530     250,000   41,259    41,259      250,000
   4         63,821          63,909    63,909     250,000   58,003    58,003      250,000
   5         81,819          84,223    84,223     250,000   76,537    76,537      250,000
   6        100,717         106,786   106,786     255,281   97,076    97,076      250,000
   7        120,560         131,655   131,655     305,667  119,700   119,700      278,068
   8        126,588         145,064   145,064     327,215  130,873   130,873      295,379
   9        132,917         159,822   159,822     350,390  143,042   143,042      313,794
  10        139,563         176,053   176,053     375,321  156,283   156,283      333,382
  11        146,541         194,177   194,177     402,664  170,684   170,684      354,218
  12        153,868         214,103   214,103     432,125  186,338   186,338      376,381
  13        161,561         235,987   235,987     463,768  203,356   203,356      399,954
  14        169,639         260,018   260,018     497,756  221,852   221,852      425,026
  15        178,121         286,407   286,407     534,274  241,947   241,947      451,693
  16        187,027         315,284   315,284     573,376  263,766   263,766      480,054
  17        196,378         346,983   346,983     615,438  287,435   287,435      510,219
  18        206,197         381,769   381,769     660,737  313,086   313,086      542,300
  19        216,507         419,936   419,936     709,580  340,850   340,850      576,420
  20        227,332         461,800   461,800     762,284  370,871   370,871      612,709
  25        290,140         739,709   739,709   1,095,396  561,188   561,188      831,820
  30        370,300       1,176,909  1,176,909  1,586,109  837,587   837,587    1,130,059

   *  THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, MORTALITY AND EXPENSE RISK RATES AND FRONT-END
      SALES LOADS.
  **  THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, MORTALITY AND EXPENSE RISK RATES AND FRONT-END
      SALES LOADS.

      THE DEATH BENEFIT MAY, AND THE CASH VALUE AND CASH SURRENDER VALUE WILL
      DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES.

    THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGE 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 12%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   35
--------------------------------------------------------------------------------

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                        INCREASING DEATH BENEFIT OPTION
                      ISSUE AGE 45 MALE MEDICAL NON-SMOKER
                        $14,102 PREMIUM PAID FOR 7 YEARS

   ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0.00% (-0.70% NET)

                               CURRENT CHARGES*           GUARANTEED CHARGES**
            PREMIUMS      ---------------------------  ---------------------------
END OF   ACCUMULATED AT             CASH                         CASH
POLICY    5% INTEREST      CASH   SURRENDER    DEATH    CASH   SURRENDER    DEATH
 YEAR       PER YEAR      VALUE     VALUE     BENEFIT  VALUE     VALUE     BENEFIT
------   --------------   ------  ---------   -------  ------  ---------   -------
   1         14,807       12,246   12,246     262,278  10,961   10,961     261,068
   2         30,355       24,226   24,226     274,280  21,684   21,684     271,811
   3         46,680       35,936   35,936     286,012  32,163   32,163     282,310
   4         63,821       47,407   47,407     297,503  42,397   42,397     292,565
   5         81,819       58,654   58,654     308,769  52,377   52,377     302,566
   6        100,717       69,827   69,827     319,948  62,099   62,099     312,309
   7        120,560       80,804   80,804     330,941  71,544   71,544     321,777
   8        126,588       79,061   79,061     329,201  68,489   68,489     318,732
   9        132,917       77,281   77,281     327,424  65,289   65,289     315,544
  10        139,563       75,450   75,450     325,597  61,919   61,919     312,189
  11        146,541       73,653   73,653     323,797  58,368   58,368     308,652
  12        153,868       71,756   71,756     321,908  54,617   54,617     304,918
  13        161,561       69,731   69,731     319,893  50,659   50,659     300,977
  14        169,639       67,573   67,573     317,747  46,479   46,479     296,815
  15        178,121       65,277   65,277     315,462  42,059   42,059     292,415
  16        187,027       62,747   62,747     312,952  37,369   37,369     287,748
  17        196,378       60,064   60,064     310,282  32,376   32,376     282,780
  18        206,197       57,214   57,214     307,445  27,035   27,035     277,467
  19        216,507       54,183   54,183     304,429  21,293   21,293     271,759
  20        227,332       50,954   50,954     301,216  15,104   15,104     265,607
  25        290,140       31,023   31,023     281,398       0        0           0
  30        370,300        2,087    2,087     252,638       0        0           0

   *  THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, MORTALITY AND EXPENSE RISK RATES AND FRONT-END
      SALES LOADS.
  **  THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, MORTALITY AND EXPENSE RISK RATES AND FRONT-END
      SALES LOADS.

      THE DEATH BENEFIT MAY, AND THE CASH VALUE AND CASH SURRENDER VALUE WILL
      DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES.

    THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGE 0% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 0%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

36                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                        INCREASING DEATH BENEFIT OPTION
                      ISSUE AGE 45 MALE MEDICAL NON-SMOKER
                        $14,102 PREMIUM PAID FOR 7 YEARS

   ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6.00% (5.30% NET)

                                CURRENT CHARGES*            GUARANTEED CHARGES**
            PREMIUMS      ----------------------------  ----------------------------
END OF   ACCUMULATED AT              CASH                          CASH
POLICY    5% INTEREST      CASH    SURRENDER    DEATH    CASH    SURRENDER    DEATH
 YEAR       PER YEAR       VALUE     VALUE     BENEFIT   VALUE     VALUE     BENEFIT
------   --------------   -------  ---------   -------  -------  ---------   -------
   1         14,807        12,994    12,994    262,963   11,659    11,659    261,710
   2         30,355        26,482    26,482    276,410   23,761    23,761    273,774
   3         46,680        40,482    40,482    290,365   36,320    36,320    286,295
   4         63,821        55,043    55,043    304,879   49,352    49,352    299,286
   5         81,819        70,205    70,205    319,990   62,864    62,864    312,758
   6        100,717        86,147    86,147    335,865   76,873    76,873    326,724
   7        120,560       102,777   102,777    352,437   91,378    91,378    341,187
   8        126,588       106,845   106,845    356,494   93,437    93,437    343,251
   9        132,917       111,038   111,038    360,676   95,398    95,398    345,221
  10        139,563       115,347   115,347    364,975   97,231    97,231    347,065
  11        146,541       119,931   119,931    369,535   98,915    98,915    348,762
  12        153,868       124,608   124,608    374,205  100,422   100,422    350,283
  13        161,561       129,354   129,354    378,945  101,732   101,732    351,611
  14        169,639       134,164   134,164    383,750  102,819   102,819    352,717
  15        178,121       139,036   139,036    388,616  103,652   103,652    353,571
  16        187,027       143,869   143,869    393,453  104,184   104,184    354,129
  17        196,378       148,746   148,746    398,326  104,362   104,362    354,337
  18        206,197       153,649   153,649    403,227  104,121   104,121    354,132
  19        216,507       158,566   158,566    408,142  103,383   103,383    353,436
  20        227,332       163,476   163,476    413,053  102,069   102,069    352,171
  25        290,140       186,942   186,942    436,559   84,148    84,148    334,595
  30        370,300       204,897   204,897    454,650   36,302    36,302    287,407

   *  THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, MORTALITY AND EXPENSE RISK RATES AND FRONT-END
      SALES LOADS.
  **  THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, MORTALITY AND EXPENSE RISK RATES AND FRONT-END
      SALES LOADS.

      THE DEATH BENEFIT MAY, AND THE CASH VALUE AND CASH SURRENDER VALUE WILL
      DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES.

    THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGE 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 6%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   37
--------------------------------------------------------------------------------

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                        INCREASING DEATH BENEFIT OPTION
                      ISSUE AGE 45 MALE MEDICAL NON-SMOKER
                        $14,102 PREMIUM PAID FOR 7 YEARS

  ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12.00% (11.30% NET)

                                 CURRENT CHARGES*               GUARANTEED CHARGES**
            PREMIUMS      -------------------------------  ------------------------------
END OF   ACCUMULATED AT                CASH                           CASH
POLICY    5% INTEREST       CASH     SURRENDER    DEATH     CASH    SURRENDER     DEATH
 YEAR       PER YEAR        VALUE      VALUE     BENEFIT    VALUE     VALUE      BENEFIT
------   --------------   ---------  ---------  ---------  -------  ---------   ---------
   1         14,807          13,742    13,742     263,645   12,357    12,357      262,348
   2         30,355          28,828    28,828     278,615   25,923    25,923      275,809
   3         46,680          45,396    45,396     295,053   40,819    40,819      290,589
   4         63,821          63,629    63,629     313,141   57,181    57,181      306,823
   5         81,819          83,717    83,717     333,067   75,149    75,149      324,651
   6        100,717         106,012   106,012     355,169   94,886    94,886      344,234
   7        120,560         130,616   130,616     379,572  116,556   116,556      365,735
   8        126,588         143,735   143,735     392,586  126,660   126,660      375,768
   9        132,917         158,178   158,178     406,913  137,634   137,634      386,667
  10        139,563         174,069   174,069     422,678  149,545   149,545      398,496
  11        146,541         191,821   191,821     440,266  162,475   162,475      411,337
  12        153,868         211,352   211,352     459,642  176,510   176,510      425,276
  13        161,561         232,822   232,822     480,943  191,758   191,758      440,418
  14        169,639         256,432   256,432     504,366  208,327   208,327      456,871
  15        178,121         282,407   282,407     530,134  226,335   226,335      474,754
  16        187,027         310,876   310,876     565,360  245,901   245,901      494,185
  17        196,378         342,131   342,131     606,832  267,149   267,149      515,286
  18        206,197         376,429   376,429     651,496  290,206   290,206      538,185
  19        216,507         414,062   414,062     699,655  315,205   315,205      563,014
  20        227,332         455,340   455,340     751,620  342,293   342,293      589,920
  25        290,140         729,355   729,355   1,080,064  515,806   515,806      764,552
  30        370,300       1,160,431  1,160,431  1,563,901  769,793   769,793    1,038,593

   *  THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, MORTALITY AND EXPENSE RISK RATES AND FRONT-END
      SALES LOADS.
  **  THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, MORTALITY AND EXPENSE RISK RATES AND FRONT-END
      SALES LOADS.

      THE DEATH BENEFIT MAY, AND THE CASH VALUE AND CASH SURRENDER VALUE WILL
      DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES.

    THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGE 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 12%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

38                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                           LEVEL DEATH BENEFIT OPTION
                      ISSUE AGE 45 MALE MEDICAL NON-SMOKER
                        $6,000 PREMIUM PAID FOR 30 YEARS

   ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0.00% (-0.70% NET)

                               CURRENT CHARGES*           GUARANTEED CHARGES**
            PREMIUMS      ---------------------------  ---------------------------
END OF   ACCUMULATED AT             CASH                         CASH
POLICY    5% INTEREST      CASH   SURRENDER    DEATH    CASH   SURRENDER    DEATH
 YEAR       PER YEAR      VALUE     VALUE     BENEFIT  VALUE     VALUE     BENEFIT
------   --------------   ------  ---------   -------  ------  ---------   -------
   1          6,300        5,057    5,057     250,000   3,968    3,968     250,000
   2         12,915        9,952    9,952     250,000   7,811    7,811     250,000
   3         19,861       14,685   14,685     250,000  11,527   11,527     250,000
   4         27,154       19,288   19,288     250,000  15,115   15,115     250,000
   5         34,812       23,775   23,775     250,000  18,566   18,566     250,000
   6         42,853       28,280   28,280     250,000  21,879   21,879     250,000
   7         51,296       32,693   32,693     250,000  25,038   25,038     250,000
   8         60,161       37,133   37,133     250,000  28,151   28,151     250,000
   9         69,469       41,472   41,472     250,000  31,083   31,083     250,000
  10         79,242       45,704   45,704     250,000  33,818   33,818     250,000
  11         89,504       49,885   49,885     250,000  36,348   36,348     250,000
  12        100,279       53,935   53,935     250,000  38,662   38,662     250,000
  13        111,593       57,837   57,837     250,000  40,757   40,757     250,000
  14        123,473       61,592   61,592     250,000  42,621   42,621     250,000
  15        135,947       65,200   65,200     250,000  44,243   44,243     250,000
  16        149,044       68,596   68,596     250,000  45,598   45,598     250,000
  17        162,796       71,844   71,844     250,000  46,660   46,660     250,000
  18        177,236       74,939   74,939     250,000  47,390   47,390     250,000
  19        192,398       77,876   77,876     250,000  47,744   47,744     250,000
  20        208,318       80,646   80,646     250,000  47,677   47,677     250,000
  25        300,684       91,605   91,605     250,000  39,397   39,397     250,000
  30        418,569       96,243   96,243     250,000   9,125    9,125     250,000

   *  THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, MORTALITY AND EXPENSE RISK RATES AND FRONT-END
      SALES LOADS.
  **  THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, MORTALITY AND EXPENSE RISK RATES AND FRONT-END
      SALES LOADS.

      THE DEATH BENEFIT MAY, AND THE CASH VALUE AND CASH SURRENDER VALUE WILL
      DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES.

    THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGE 0% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 0%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   39
--------------------------------------------------------------------------------

                        FLEXIBLE VARIABLE LIFE INSURANCE
                           LEVEL DEATH BENEFIT OPTION
                      ISSUE AGE 45 MALE MEDICAL NON-SMOKER
                        $6,000 PREMIUM PAID FOR 30 YEARS

   ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6.00% (5.30% NET)

                                CURRENT CHARGES*            GUARANTEED CHARGES**
          PREMIUMS AC-    ----------------------------  ----------------------------
END OF    CUMULATED AT               CASH                          CASH
POLICY    5% INTEREST      CASH    SURRENDER    DEATH    CASH    SURRENDER    DEATH
 YEAR       PER YEAR       VALUE     VALUE     BENEFIT   VALUE     VALUE     BENEFIT
------   --------------   -------  ---------   -------  -------  ---------   -------
   1          6,300         5,370     5,370    250,000    4,243     4,243    250,000
   2         12,915        10,892    10,892    250,000    8,610     8,610    250,000
   3         19,861        16,571    16,571    250,000   13,104    13,104    250,000
   4         27,154        22,447    22,447    250,000   17,731    17,731    250,000
   5         34,812        28,542    28,542    250,000   22,489    22,489    250,000
   6         42,853        35,002    35,002    250,000   27,383    27,383    250,000
   7         51,296        41,733    41,733    250,000   32,405    32,405    250,000
   8         60,161        48,875    48,875    250,000   37,680    37,680    250,000
   9         69,469        56,316    56,316    250,000   43,082    43,082    250,000
  10         79,242        64,063    64,063    250,000   48,606    48,606    250,000
  11         89,504        72,225    72,225    250,000   54,256    54,256    250,000
  12        100,279        80,721    80,721    250,000   60,034    60,034    250,000
  13        111,593        89,555    89,555    250,000   65,951    65,951    250,000
  14        123,473        98,753    98,753    250,000   72,016    72,016    250,000
  15        135,947       108,343   108,343    250,000   78,237    78,237    250,000
  16        149,044       118,303   118,303    250,000   84,616    84,616    250,000
  17        162,796       128,717   128,717    250,000   91,154    91,154    250,000
  18        177,236       139,617   139,617    250,000   97,852    97,852    250,000
  19        192,398       151,002   151,002    256,334  104,709   104,709    250,000
  20        208,318       162,808   162,808    269,987  111,732   111,732    250,000
  25        300,684       228,491   228,491    339,926  150,191   150,191    250,000
  30        418,569       306,236   306,236    414,621  196,982   196,982    266,995

   *  THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, MORTALITY AND EXPENSE RISK RATES AND FRONT-END
      SALES LOADS.
  **  THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, MORTALITY AND EXPENSE RISK RATES AND FRONT-END
      SALES LOADS.

      THE DEATH BENEFIT MAY, AND THE CASH VALUE AND CASH SURRENDER VALUE WILL
      DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES.

    THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGE 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 6%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

40                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                           LEVEL DEATH BENEFIT OPTION
                      ISSUE AGE 45 MALE MEDICAL NON-SMOKER
                        $6,000 PREMIUM PAID FOR 30 YEARS

  ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12.00% (11.30% NET)

                                 CURRENT CHARGES*             GUARANTEED CHARGES**
            PREMIUMS      ------------------------------  ----------------------------
END OF   ACCUMULATED AT              CASH                            CASH
POLICY    5% INTEREST      CASH    SURRENDER     DEATH     CASH    SURRENDER    DEATH
 YEAR       PER YEAR       VALUE     VALUE      BENEFIT    VALUE     VALUE     BENEFIT
------   --------------   -------  ---------   ---------  -------  ---------   -------
   1          6,300         5,683     5,683      250,000    4,518     4,518    250,000
   2         12,915        11,870    11,870      250,000    9,443     9,443    250,000
   3         19,861        18,612    18,612      250,000   14,816    14,816    250,000
   4         27,154        26,002    26,002      250,000   20,686    20,686    250,000
   5         34,812        34,126    34,126      250,000   27,104    27,104    250,000
   6         42,853        43,199    43,199      250,000   34,129    34,129    250,000
   7         51,296        53,212    53,212      250,000   41,819    41,819    250,000
   8         60,161        64,402    64,402      250,000   50,377    50,377    250,000
   9         69,469        76,760    76,760      250,000   59,762    59,762    250,000
  10         79,242        90,409    90,409      250,000   70,066    70,066    250,000
  11         89,504       105,640   105,640      250,000   81,403    81,403    250,000
  12        100,279       122,497   122,497      250,000   93,902    93,902    250,000
  13        111,593       141,076   141,076      277,246  107,722   107,722    250,000
  14        123,473       161,500   161,500      309,162  123,041   123,041    250,000
  15        135,947       183,948   183,948      343,143  139,999   139,999    261,364
  16        149,044       208,550   208,550      379,269  158,444   158,444    288,368
  17        162,796       235,572   235,572      417,831  178,483   178,483    316,820
  18        177,236       265,243   265,243      459,063  200,231   200,231    346,822
  19        192,398       297,814   297,814      503,227  223,806   223,806    378,484
  20        208,318       333,557   333,557      550,595  249,337   249,337    411,924
  25        300,684       571,116   571,116      845,736  411,796   411,796    610,384
  30        418,569       945,358   945,358    1,274,049  648,849   648,849    875,417

   *  THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, MORTALITY AND EXPENSE RISK RATES AND FRONT-END
      SALES LOADS.
  **  THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, MORTALITY AND EXPENSE RISK RATES AND FRONT-END
      SALES LOADS.

      THE DEATH BENEFIT MAY, AND THE CASH VALUE AND CASH SURRENDER VALUE WILL
      DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES.

    THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGE 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 12%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   41
--------------------------------------------------------------------------------

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                        INCREASING DEATH BENEFIT OPTION
                      ISSUE AGE 45 MALE MEDICAL NON-SMOKER
                        $6,000 PREMIUM PAID FOR 30 YEARS

   ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0.00% (-0.70% NET)

                               CURRENT CHARGES*           GUARANTEED CHARGES**
            PREMIUMS      ---------------------------  ---------------------------
END OF   ACCUMULATED AT             CASH                         CASH
POLICY    5% INTEREST      CASH   SURRENDER    DEATH    CASH   SURRENDER    DEATH
 YEAR       PER YEAR      VALUE     VALUE     BENEFIT  VALUE     VALUE     BENEFIT
------   --------------   ------  ---------   -------  ------  ---------   -------
   1          6,300        5,052    5,052     255,076   3,947    3,947     254,047
   2         12,915        9,935    9,935     259,972   7,750    7,750     257,861
   3         19,861       14,643   14,643     264,695  11,402   11,402     261,525
   4         27,154       19,206   19,206     269,270  14,901   14,901     265,037
   5         34,812       23,638   23,638     273,713  18,235   18,235     268,385
   6         42,853       28,087   28,087     278,161  21,401   21,401     271,565
   7         51,296       32,431   32,431     282,513  24,377   24,377     274,557
   8         60,161       36,783   36,783     286,875  27,268   27,268     277,465
   9         69,469       41,017   41,017     291,118  29,933   29,933     280,148
  10         79,242       45,118   45,118     295,231  32,350   32,350     282,586
  11         89,504       49,137   49,137     299,257  34,508   34,508     284,765
  12        100,279       52,987   52,987     303,120  36,389   36,389     286,670
  13        111,593       56,640   56,640     306,790  37,988   37,988     288,292
  14        123,473       60,093   60,093     310,259  39,290   39,290     289,619
  15        135,947       63,340   63,340     313,524  40,280   40,280     290,634
  16        149,044       66,287   66,287     316,496  40,927   40,927     291,309
  17        162,796       69,017   69,017     319,243  41,199   41,199     291,613
  18        177,236       71,513   71,513     321,759  41,053   41,053     291,501
  19        192,398       73,766   73,766     324,032  40,437   40,437     290,924
  20        208,318       75,758   75,758     326,045  39,305   39,305     289,835
  25        300,684       81,015   81,015     331,440  24,545   24,545     275,336
  30        418,569       75,811   75,811     326,435      --       --          --

   *  THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, MORTALITY AND EXPENSE RISK RATES AND FRONT-END
      SALES LOADS.
  **  THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, MORTALITY AND EXPENSE RISK RATES AND FRONT-END
      SALES LOADS.

      THE DEATH BENEFIT MAY, AND THE CASH VALUE AND CASH SURRENDER VALUE WILL
      DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES.

    THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGE 0% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 0%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

42                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                        INCREASING DEATH BENEFIT OPTION
                      ISSUE AGE 45 MALE MEDICAL NON-SMOKER
                        $6,000 PREMIUM PAID FOR 30 YEARS

   ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6.00% (5.30% NET)

                                CURRENT CHARGES*            GUARANTEED CHARGES**
            PREMIUMS      ----------------------------  ----------------------------
END OF   ACCUMULATED AT              CASH                          CASH
POLICY    5% INTEREST      CASH    SURRENDER    DEATH    CASH    SURRENDER    DEATH
 YEAR       PER YEAR       VALUE     VALUE     BENEFIT   VALUE     VALUE     BENEFIT
------   --------------   -------  ---------   -------  -------  ---------   -------
   1          6,300         5,365     5,365    255,363    4,221     4,221    254,300
   2         12,915        10,873    10,873    260,859    8,542     8,542    258,612
   3         19,861        16,523    16,523    266,496   12,960    12,960    263,022
   4         27,154        22,349    22,349    272,308   17,474    17,474    267,528
   5         34,812        28,373    28,373    278,315   22,076    22,076    272,123
   6         42,853        34,754    34,754    284,665   26,763    26,763    276,802
   7         51,296        41,381    41,381    291,272   31,514    31,514    281,548
   8         60,161        48,388    48,388    298,257   36,441    36,441    286,470
   9         69,469        55,657    55,657    305,503   41,402    41,402    291,428
  10         79,242        63,183    63,183    313,007   46,374    46,374    296,399
  11         89,504        71,059    71,059    320,853   51,341    51,341    301,367
  12        100,279        79,185    79,185    328,958   56,283    56,283    306,311
  13        111,593        87,545    87,545    337,298   61,187    61,187    311,218
  14        123,473        96,142    96,142    345,875   66,034    66,034    316,070
  15        135,947       104,981   104,981    354,693   70,800    70,800    320,843
  16        149,044       113,972   113,972    363,671   75,447    75,447    325,500
  17        162,796       123,203   123,203    372,883   79,931    79,931    329,998
  18        177,236       132,670   132,670    382,329   84,194    84,194    334,280
  19        192,398       142,368   142,368    392,008   88,168    88,168    338,278
  20        208,318       152,288   152,288    401,908   91,785    91,785    341,925
  25        300,684       204,631   204,631    454,180  102,156   102,156    352,535
  30        418,569       259,064   259,064    508,605   89,797    89,797    340,700

   *  THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, MORTALITY AND EXPENSE RISK RATES AND FRONT-END
      SALES LOADS.
  **  THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, MORTALITY AND EXPENSE RISK RATES AND FRONT-END
      SALES LOADS.

      THE DEATH BENEFIT MAY, AND THE CASH VALUE AND CASH SURRENDER VALUE WILL
      DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES.

    THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGE 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 6%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   43
--------------------------------------------------------------------------------

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                        INCREASING DEATH BENEFIT OPTION
                      ISSUE AGE 45 MALE MEDICAL NON-SMOKER
                        $6,000 PREMIUM PAID FOR 30 YEARS

  ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12.00% (11.30% NET)

                                 CURRENT CHARGES*             GUARANTEED CHARGES**
            PREMIUMS      ------------------------------  ----------------------------
END OF   ACCUMULATED AT              CASH                            CASH
POLICY    5% INTEREST      CASH    SURRENDER     DEATH     CASH    SURRENDER    DEATH
 YEAR       PER YEAR       VALUE     VALUE      BENEFIT    VALUE     VALUE     BENEFIT
------   --------------   -------  ---------   ---------  -------  ---------   -------
   1          6,300         5,678     5,678      255,649    4,495     4,495    254,552
   2         12,915        11,849    11,849      261,777    9,368     9,368    259,392
   3         19,861        18,556    18,556      268,437   14,651    14,651    264,639
   4         27,154        25,887    25,887      275,714   20,381    20,381    270,331
   5         34,812        33,919    33,919      283,684   26,594    26,594    276,501
   6         42,853        42,882    42,882      292,566   33,331    33,331    283,193
   7         51,296        52,744    52,744      302,350   40,625    40,625    290,438
   8         60,161        63,728    63,728      313,247   48,649    48,649    298,409
   9         69,469        75,810    75,810      325,233   57,323    57,323    307,026
  10         79,242        89,090    89,090      338,408   66,690    66,690    316,333
  11         89,504       103,823   103,823      353,014   76,806    76,806    326,383
  12        100,279       120,011   120,011      369,075   87,730    87,730    337,237
  13        111,593       137,778   137,778      386,704   99,536    99,536    348,966
  14        123,473       157,287   157,287      406,061  112,299   112,299    361,646
  15        135,947       178,720   178,720      427,326  126,099   126,099    375,355
  16        149,044       202,177   202,177      450,606  141,010   141,010    390,169
  17        162,796       227,961   227,961      476,187  157,110   157,110    406,165
  18        177,236       256,305   256,305      504,308  174,473   174,473    423,418
  19        192,398       287,467   287,467      535,224  193,174   193,174    442,003
  20        208,318       321,731   321,731      569,217  213,298   213,298    462,002
  25        300,684       551,182   551,182      816,217  339,228   339,228    587,158
  30        418,569       913,631   913,631    1,231,292  518,594   518,594    765,500

   *  THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, MORTALITY AND EXPENSE RISK RATES AND FRONT-END
      SALES LOADS.
  **  THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, MORTALITY AND EXPENSE RISK RATES AND FRONT-END
      SALES LOADS.

      THE DEATH BENEFIT MAY, AND THE CASH VALUE AND CASH SURRENDER VALUE WILL
      DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES.

    THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGE 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 12%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

--------------------------------------------------------------------------------

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Board of Directors of ITT Hartford Life and Annuity Insurance Company:

We have audited the accompanying statutory balance sheets of ITT Hartford Life and Annuity Insurance Company (a Connecticut Corporation and wholly owned subsidiary of Hartford Life Insurance Company) (the Company) as of December 31, 1997 and 1996, and the related statutory statements of income, changes in capital and surplus, and cash flows for each of the three years in the period ended December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these statutory financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

The Company presents its financial statements in conformity with statutory accounting practices as described in Note 1 of notes to statutory financial statements. When statutory financial statements are presented for purposes other than for filing with a regulatory agency, generally accepted auditing standards require that an auditors' report on them state whether they are presented in conformity with generally accepted accounting principles. The accounting practices used by the Company vary from generally accepted accounting principles as explained and quantified in Note 1.

In our opinion, because the differences in accounting practices as described in
Note 1 are material, the statutory financial statements referred to above do not present fairly, in accordance with generally accepted accounting principles, the financial position of the Company as of December 31, 1997 and 1996, and the results of its operations and its cash flows for each of three years in the period ended December 31, 1997.

However, in our opinion, the statutory financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 1997 and 1996, and the results of operations and its cash flows for each of the three years in the period ended December 31, 1997 in conformity with statutory accounting practices as described in Note 1.

                                         ARTHUR ANDERSEN LLP

Hartford, Connecticut
January 27, 1998

--------------------------------------------------------------------------------

                ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                         STATUTORY STATEMENTS OF INCOME

                                                     FOR THE YEARS ENDED DECEMBER 31,
                                                    ----------------------------------
                                                       1997        1996        1995
                                                    ----------  ----------  ----------
                                                                  ($000)
Revenues
  Premiums and annuity considerations.............  $  296,645  $  250,244  $  165,792
  Annuity and other fund deposits.................   1,981,246   1,897,347   1,087,661
  Net investment income...........................     102,285      98,441      78,787
  Commissions and expense allowances on
   reinsurance ceded..............................     396,921     370,637     183,380
  Reserve adjustment on reinsurance ceded.........   3,672,076   3,864,395   1,879,785
  Other revenues..................................     288,632     161,906     140,796
                                                    ----------  ----------  ----------
    Total Revenues................................   6,737,805   6,642,970   3,536,201
                                                    ----------  ----------  ----------
Benefits and Expenses
  Death and annuity benefits......................      66,013      60,111      53,029
  Surrenders and other benefit payments...........     461,733     276,720     221,392
  Commissions and other expenses..................     564,240     491,720     236,202
  Increase in aggregate reserves for future
   benefits.......................................      33,213      27,351      94,253
  Increase in liability for premium and other
   deposit funds..................................     640,006     207,156     460,124
  Net transfers to Separate Accounts..............   4,914,980   5,492,964   2,414,669
                                                    ----------  ----------  ----------
    Total Benefits and Expenses...................   6,680,185   6,556,022   3,479,669
                                                    ----------  ----------  ----------
Net Gain from Operations Before Federal Income
 Taxes............................................      57,620      86,948      56,532
  Federal income tax (benefit) expense............     (14,878)     19,360      14,048
                                                    ----------  ----------  ----------
Net Gain from Operations..........................      72,498      67,588      42,484
  Net realized capital gains, after tax...........       1,544         407         374
                                                    ----------  ----------  ----------
Net Income........................................  $   74,042  $   67,995  $   42,858
                                                    ----------  ----------  ----------
                                                    ----------  ----------  ----------

    The accompanying notes are an integral part of these statutory financial statements.

--------------------------------------------------------------------------------

                ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                            STATUTORY BALANCE SHEETS

                                                       AS OF DECEMBER 31,
                                                    ------------------------
                                                       1997         1996
                                                    -----------  -----------
                                                             ($000)
Assets
  Bonds...........................................  $ 1,501,311  $ 1,268,480
  Common stocks...................................       64,408       44,996
  Mortgage loans..................................       85,103            0
  Policy loans....................................       36,533       28,853
  Cash and short-term investments.................      309,432      176,830
  Other invested assets...........................       20,942        2,858
                                                    -----------  -----------
    Total cash and invested assets................    2,017,729    1,522,017
                                                    -----------  -----------
  Investment income due and accrued...............       15,878       14,555
  Premium balances receivable.....................          389          373
  Receivables from affiliates.....................        1,269          257
  Other assets....................................       22,788       19,099
  Separate Account assets.........................   23,208,728   14,619,324
                                                    -----------  -----------
    Total Assets..................................  $25,266,781  $16,175,625
                                                    -----------  -----------
                                                    -----------  -----------
Liabilities
  Aggregate reserves for future benefits..........  $   605,183  $   571,970
  Policy and contract claims......................        5,672        6,806
  Liability for premium and other deposit funds...    1,795,149    1,155,143
  Asset valuation reserve.........................       13,670        7,442
  Payable to affiliates...........................       20,972       10,022
  Other liabilities...............................     (754,393)    (498,195)
  Separate Account liabilities....................   23,208,728   14,619,324
                                                    -----------  -----------
    Total liabilities.............................   24,894,981   15,872,512
                                                    -----------  -----------
Capital and Surplus
  Common stock....................................        2,500        2,500
  Gross paid-in and contributed surplus...........      226,043      226,043
  Unassigned funds................................      143,257       74,570
                                                    -----------  -----------
    Total capital and surplus.....................      371,800      303,113
                                                    -----------  -----------
  Total liabilities, capital and surplus..........  $25,266,781  $16,175,625
                                                    -----------  -----------
                                                    -----------  -----------

    The accompanying notes are an integral part of these statutory financial statements.

--------------------------------------------------------------------------------

                ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
             STATUTORY STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS

                                                    FOR THE YEARS ENDED DECEMBER 31,
                                                    ---------------------------------
                                                      1997        1996        1995
                                                    ---------   ---------   ---------
                                                                 ($000)

Capital and surplus -- beginning of year            $ 303,113   $ 238,334   $  91,285
                                                    ---------   ---------   ---------
  Net income......................................     74,042      67,995      42,858
  Change in net unrealized capital gains (losses)
   on common stocks and other invested assets.....      2,186      (5,171)      1,709
  Change in asset valuation reserve...............     (6,228)        568      (5,588)
  Change in non-admitted assets...................     (1,313)      1,387      (1,944)
  Aggregate write-ins for surplus (See Note 3)....          0           0       8,080
  Dividends to shareholder........................          0           0     (10,000)
  Paid-in surplus.................................          0           0     111,934
                                                    ---------   ---------   ---------
  Change in capital and surplus...................     68,687      64,779     147,049
                                                    ---------   ---------   ---------
  Capital and surplus -- end of year..............  $ 371,800   $ 303,113   $ 238,334
                                                    ---------   ---------   ---------
                                                    ---------   ---------   ---------

    The accompanying notes are an integral part of these statutory financial statements.

--------------------------------------------------------------------------------

                ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                       STATUTORY STATEMENTS OF CASH FLOWS

                                                       FOR THE YEARS ENDED DECEMBER 31,
                                                    ---------------------------------------
                                                       1997          1996          1995
                                                    -----------   -----------   -----------
                                                                    ($000)
Operations
  Premiums, annuity considerations and fund
   deposits.......................................  $ 2,277,874   $ 2,147,627   $ 1,253,511
  Investment income...............................      101,991       106,178        78,328
  Other income....................................    4,381,718     4,396,892     2,253,466
                                                    -----------   -----------   -----------
    Total income..................................    6,761,583     6,650,697     3,585,305
                                                    -----------   -----------   -----------
  Benefits Paid...................................      529,733       338,998       277,965
  Federal income taxes (received) paid on
   operations.....................................      (14,499)       28,857       208,423
  Other expenses..................................    5,754,725     6,254,139     2,664,385
                                                    -----------   -----------   -----------
  Total benefits and expenses.....................    6,269,959     6,621,994     3,150,773
                                                    -----------   -----------   -----------
  Net cash from operations........................      491,624        28,703       434,532
                                                    -----------   -----------   -----------
Proceeds from Investments
  Bonds...........................................      614,413       871,019       287,941
  Common stocks...................................       11,481        72,100            52
  Other...........................................          152            10            28
                                                    -----------   -----------   -----------
    Net investment proceeds.......................      626,046       943,129       288,021
                                                    -----------   -----------   -----------
Taxes Paid on Capital Gains.......................            0           936           226
Paid-In Surplus...................................            0             0       111,934
  Other Cash Provided.............................            0        41,998        28,199
                                                    -----------   -----------   -----------
    Total Proceeds................................    1,117,670     1,012,894       862,460
                                                    -----------   -----------   -----------
Cost of Investments Acquired
  Bonds...........................................      848,267       914,523       720,521
  Common stocks...................................       28,302        82,495        35,794
  Mortgage loans..................................       85,103             0             0
  Miscellaneous applications......................       18,548           130         2,146
                                                    -----------   -----------   -----------
    Total Investments Acquired....................      980,220       997,148       758,461
                                                    -----------   -----------   -----------
Other Cash Applied
  Dividends paid to stockholders..................            0             0        10,000
  Other...........................................        4,848        12,220         5,007
                                                    -----------   -----------   -----------
    Total other cash applied......................        4,848        12,220        15,007
                                                    -----------   -----------   -----------
      Total applications..........................      985,068     1,009,368       773,468
                                                    -----------   -----------   -----------
Net Change in Cash and Short-Term Investments.....      132,602         3,526        88,992
  Cash and Short-Term Investments, Beginning of
   Year...........................................      176,830       173,304        84,312
                                                    -----------   -----------   -----------
  Cash and Short-Term Investments, End of Year....  $   309,432   $   176,830   $   173,304
                                                    -----------   -----------   -----------
                                                    -----------   -----------   -----------

    The accompanying notes are an integral part of these statutory financial statements.

--------------------------------------------------------------------------------

                ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                    NOTES TO STATUTORY FINANCIAL STATEMENTS
                               DECEMBER 31, 1997
                 (AMOUNTS IN THOUSANDS UNLESS OTHERWISE STATED)

 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

    ITT Hartford Life and Annuity Insurance Company ("ILA" or "the Company"), formerly known as ITT Life Insurance Corporation, is a wholly owned subsidiary of Hartford Life Insurance Company ("HLIC"), which is an indirect subsidiary of Hartford Life, Inc. ("HLI"), which is majority owned by The Hartford Financial Services Group, Inc. ("The Hartford"), formerly a wholly owned subsidiary of ITT Corporation ("ITT"). On February 10, 1997, HLI filed a registration statement, as amended, with the Securities and Exchange Commission relating to the initial public offering of HLI Class A Common Stock (the "Offering"). Pursuant to the Offering on May 22, 1997, HLI sold to the public 26 million shares, representing 18.6% of the equity ownership of HLI. On December 19, 1995, ITT Corporation distributed all the outstanding shares of The Hartford to ITT shareholders of record in an action known herein as the "Distribution". As a result of the Distribution, The Hartford became an independent, publicly traded company. During 1996, ILA re-domesticated from the State of Wisconsin to the State of Connecticut.

    ILA offers a complete line of ordinary and universal life insurance, individual annuities and certain supplemental accident and health benefit coverages.

BASIS OF PRESENTATION

    The accompanying ILA statutory financial statements were prepared in conformity with statutory accounting practices prescribed or permitted by the National Association of Insurance Commissioners ("NAIC") and the State of Connecticut Department of Insurance.

    The preparation of financial statements in conformity with statutory accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates. The most significant estimates are for determining the liability for aggregate reserves for future benefits and the liability for premium and other deposit funds. Although some variability is inherent in these estimates, management believes the amounts provided are adequate.

    Statutory accounting practices and generally accepted accounting principles ("GAAP") differ in certain significant respects. These differences principally involve:

(1) treatment of policy acquisition costs (commissions, underwriting and selling expenses, premium taxes, etc.) which are charged to expense when incurred for statutory purposes rather than on a pro-rata basis over the expected life of the policy;

(2) recognition of premium revenues, which for statutory purposes are generally recorded as collected or when due during the premium paying period of the contract and which for GAAP purposes, for universal life policies and investment products, generally, are only recorded for policy charges for the cost of insurance, policy administration and surrender charges assessed to policy account balances. Also, for GAAP purposes, premiums for traditional life insurance policies are recognized as revenues when they are due from policyholders and the retrospective deposit method is used in accounting for universal life and other types of contracts where the payment pattern is irregular or surrender charges are a significant source of profit. The prospective deposit method is used for GAAP purposes where investment margins are the primary source of profit;

(3) development of liabilities for future policy benefits, which for statutory purposes predominantly use interest rate and mortality assumptions prescribed by the NAIC which may vary considerably from interest and mortality assumptions used for GAAP financial reporting;

(4) providing for income taxes based on current taxable income (tax return) only for statutory purposes, rather than establishing additional assets or liabilities for deferred Federal income taxes to recognize the tax effect related to reporting revenues and expenses in different periods for financial reporting and tax return purposes;

(5) excluding certain GAAP assets designated as non-admitted assets (e.g., past due agents' balances and furniture and equipment) from the balance sheet for statutory purposes by directly charging surplus;

(6) establishing accruals for post-retirement and post-employment health care benefits on an option basis, using a twenty year phase-in approach, whereas GAAP liabilities are recorded upon adoption of the applicable standard;

--------------------------------------------------------------------------------

(7) establishing a formula reserve for realized and unrealized losses due to default and equity risk associated with certain invested assets (Asset Valuation Reserve); as well as the deferral and amortization of realized gains and losses, motivated by changes in interest rates during the period the asset is held, into income over the remaining life to maturity of the asset sold (Interest Maintenance Reserve); whereas on a GAAP basis, no such formula reserve is required and realized gains and losses are recognized in the period the asset is sold;

(8) the reporting of reserves and benefits net of reinsurance ceded, where risk transfer has taken place; whereas on a GAAP basis, reserves are reported gross of reinsurance with reserve credits presented as recoverable assets;

(9) the reporting of fixed maturities at amortized cost, whereas GAAP requires that fixed maturities be classified as "held-to-maturity", "available-for-sale" or "trading", based on the Company's intentions with respect to the ultimate disposition of the security and its ability to affect those intentions. The Company's bonds were classified on a GAAP basis as "available-for-sale" and accordingly, those investments and common stocks were reflected at fair value with the corresponding impact included as a component of Stockholder's Equity designated as "Net unrealized capital gains (losses) on securities net of tax". For statutory reporting purposes, Change in Net Unrealized Capital Gains (Losses) on Common Stocks and Other Invested Assets includes the change in unrealized gains (losses) on common stock reported at fair value; and

(10) separate account liabilities are valued on the Commissioner's Annuity Reserve Valuation Method ("CARVM"), with the surplus generated recorded as a liability to the general account (and a contra liability on the balance sheet of the general account), whereas GAAP liabilities are valued at account value.

    As of and for the years ended December 31, 1997, 1996 and 1995, the significant differences between statutory and GAAP basis net income and capital and surplus for the Company are summarized as follows:

                                    1997          1996         1995
                                ------------   ----------   ----------
GAAP Net Income...............  $     58,050   $   41,202   $   38,821
Amortization and
 deferral of policy
 acquisition costs............      (345,658)    (341,572)    (174,341)
Change in unearned revenue
 reserve......................         4,641       55,504       32,300
Deferred taxes................        47,113        2,090        2,801
Separate accounts.............       282,818      306,978      146,635
Other, net....................        27,078        3,793       (3,358)
                                ------------   ----------   ----------
Statutory Net Income..........  $     74,042   $   67,995   $   42,858
                                ------------   ----------   ----------
                                ------------   ----------   ----------

                                    1997          1996         1995
                                ------------   ----------   ----------
GAAP Capital and
 Surplus......................  $    570,469   $  503,887   $  455,541
Deferred policy acquisition
 costs........................    (1,283,771)    (938,114)    (596,542)
Unearned revenue reserve......       134,789      130,148       74,644
Deferred taxes................        64,522       12,823        1,493
Separate accounts.............       923,040      640,101      333,123
Asset valuation reserve.......       (13,670)      (7,442)      (8,010)
Unrealized gains (losses) on
 bonds........................        13,943        5,112       (1,696)
Adjustment relating to Lyndon
 contribution (see Note 3)....       (41,277)     (41,277)     (41,277)
Other, net....................         3,755       (2,125)      21,058
                                ------------   ----------   ----------
Statutory Capital and
 Surplus......................  $    371,800   $  303,113   $  238,334
                                ------------   ----------   ----------
                                ------------   ----------   ----------

AGGREGATE RESERVES FOR FUTURE BENEFITS AND LIABILITY FOR PREMIUM AND OTHER DEPOSIT FUNDS

    Aggregate reserves for payment of future life, health and annuity benefits were computed in accordance with actuarial standards. Reserves for life insurance policies are generally based on the 1958 and 1980 Commissioner's Standard Ordinary Mortality Tables and various valuation rates ranging from 2.5% to 6%. Accumulation and on-benefit annuity reserves are based principally on individual annuity tables at various rates ranging from 2.5% to 8.75% and using CARVM. Accident and health reserves are established using a two year preliminary term method and morbidity tables based on Company experience.

    ILA has established separate accounts to segregate the assets and liabilities of certain annuity contracts that must be segregated from the Company's general assets under the terms of the contracts. The assets consist primarily of marketable securities reported at market value. Premiums, benefits and expenses of these contracts are reported in the Statutory Statements of Income.

INVESTMENTS

    Investments in bonds are carried at amortized cost. Bonds which are deemed ineligible to be held at amortized cost by the NAIC Securities Valuation Office ("SVO") are carried at the appropriate SVO published value. When a permanent reduction in the value of publicly traded securities occurs, the decrease is reported as a realized loss and the carrying value is adjusted accordingly. Common stocks are carried at fair value with the current year change in the difference from cost reflected in surplus. Other invested assets are generally recorded at fair value.

    The Asset Valuation Reserve ("AVR") is designed to provide a standardized reserving process for realized and unrealized losses due to default and equity risks associated with invested assets. The reserve increased by $6,228 in 1997, decreased by $568 in 1996 and increased by $5,588 in 1995. Additionally, the Interest Maintenance Reserve

--------------------------------------------------------------------------------

("IMR") captures net realized capital gains and losses, net of applicable income taxes, resulting from changes in interest rates and amortizes these gains or losses into income over the remaining life of the mortgage loan or bond sold. Realized capital gains and losses, net of taxes not included in IMR are reported in the Statutory Statements of Income. Realized investment gains and losses are determined on a specific identification basis. The amount of net capital losses reclassified from the IMR was $719 in 1997 and the amount of net capital gains reclassified was $1,413 and $39 in 1996 and 1995, respectively. The amount of income amortized was $85, $392 and $256 in 1997, 1996 and 1995, respectively.

OTHER LIABILITIES
    The amount reflected in other liabilities includes a receivable from the separate accounts of $923 million and $640 million as of December 31, 1997 and 1996, respectively. The balances are classified in accordance with NAIC accounting practices.

MORTGAGE LOANS
    Mortgage loans, carried at cost, which approximates fair value, include investments in assets backed by mortgage loan pools.

 2. INVESTMENTS:

(A) COMPONENTS OF NET INVESTMENT INCOME

                                  1997     1996      1995
                                --------  -------  --------
Interest income from bonds and
 short-term investments.......  $100,475  $89,940  $ 76,100
Interest income from policy
 loans........................     1,958    1,846     1,504
Interest and dividends from
 other investments............     1,005    7,864     2,288
                                --------  -------  --------
Gross investment income.......   103,438   99,650    79,892
Less: investment expenses.....     1,153    1,209     1,105
                                --------  -------  --------
Net investment income.........  $102,285  $98,441  $ 78,787
                                --------  -------  --------
                                --------  -------  --------

(B) COMPONENTS OF NET UNREALIZED CAPITAL GAINS (LOSSES) ON COMMON STOCKS

                                        1997     1996      1995
                                      --------  -------  --------
Gross unrealized capital gains at
 end of year........................  $    537  $   713  $  1,724
Gross unrealized capital losses at
 end of year........................    (1,820)  (4,160)        0
                                      --------  -------  --------
Net unrealized capital (losses)
 gains..............................    (1,283)  (3,447)    1,724
Balance at beginning of year........    (3,447)   1,724        15
                                      --------  -------  --------
Change in net unrealized capital
 gains (losses) on common stocks....  $  2,164  $(5,171) $  1,709
                                      --------  -------  --------
                                      --------  -------  --------

(C) COMPONENTS OF NET UNREALIZED CAPITAL GAINS (LOSSES) ON BONDS AND SHORT-TERM INVESTMENTS

                                       1997      1996       1995
                                      -------  --------   --------
Gross unrealized capital gains at
 end of year........................  $23,357  $ 11,821   $ 22,251
Gross unrealized capital losses at
 end of year........................   (1,906)   (3,842)    (1,374)
                                      -------  --------   --------
Net unrealized capital gains........   21,451     7,979     20,877
Balance at beginning of year........    7,979    20,877     33,732
                                      -------  --------   --------
Change in net unrealized capital
 gains (losses) on bonds and
 short-term investments.............  $13,472  $(12,898)  $ 54,609
                                      -------  --------   --------
                                      -------  --------   --------

(D) COMPONENTS OF NET REALIZED CAPITAL GAINS

                                            1997      1996     1995
                                           -------   -------  ------
Bonds and short-term investments.........  $  (120)  $ 2,756  $   56
Common stocks............................        0         0      52
Real estate and other....................      114         0       0
                                           -------   -------  ------
Realized capital (losses) gains..........       (6)    2,756     208
Capital gains (benefit) tax..............     (831)      936    (205)
                                           -------   -------  ------
Net realized capital gains, after tax....      825     1,820     413
Less: IMR capital (losses) gains.........     (719)    1,413      39
                                           -------   -------  ------
Net realized capital gains...............  $ 1,544   $   407  $  374
                                           -------   -------  ------
                                           -------   -------  ------

(E) OFF-BALANCE SHEET INVESTMENTS

    The Company had no significant financial instruments with off-balance sheet risk as of December 31, 1997 and 1996.

(F) CONCENTRATION OF CREDIT RISK

    Excluding U.S. government and government agency investments, the Company is not exposed to any significant concentration of credit risk.

--------------------------------------------------------------------------------

(G) BONDS, SHORT-TERM INVESTMENTS AND COMMON STOCKS

                                                               GROSS        GROSS
                                                AMORTIZED    UNREALIZED   UNREALIZED      FAIR
1997                                              COST         GAINS        LOSSES        VALUE
---------------------------------------------  -----------   ----------   ----------   -----------
U.S. government and government agencies and
 authorities:
  Guaranteed and sponsored...................  $    11,114     $    55      $   (51)   $    11,118
  Guaranteed and sponsored -- asset-backed...       55,506       1,056         (269)        56,293
States, municipalities and political
 subdivisions................................       26,404         329            0         26,733
International governments....................        7,609         500            0          8,109
Public utilities.............................       73,024         754         (132)        73,646
All other corporate..........................      517,715      14,110         (704)       531,121
All other corporate -- asset-backed..........      630,069       5,005         (739)       634,335
Short-term investments.......................      277,330          33           (8)       277,355
Certificates of deposit......................       93,770       1,515           (3)        95,282
Parents, subsidiaries and affiliates.........       86,100           0            0         86,100
                                               -----------   ----------   ----------   -----------
Total bonds and short-term investments.......  $ 1,778,641     $23,357      $(1,906)   $ 1,800,092
                                               -----------   ----------   ----------   -----------
                                               -----------   ----------   ----------   -----------

                                                               GROSS        GROSS
                                                             UNREALIZED   UNREALIZED      FAIR
1997                                              COST         GAINS        LOSSES        VALUE
---------------------------------------------  -----------   ----------   ----------   -----------
Common stock -- unaffiliated.................  $    30,307     $   537      $     0    $    30,844
Common stock -- affiliated...................       35,384           0       (1,820)        33,564
                                               -----------   ----------   ----------   -----------
Total common stocks..........................  $    65,691     $   537      $(1,820)   $    64,408
                                               -----------   ----------   ----------   -----------
                                               -----------   ----------   ----------   -----------

                                                               GROSS        GROSS
                                                AMORTIZED    UNREALIZED   UNREALIZED      FAIR
1997                                              COST         GAINS        LOSSES        VALUE
---------------------------------------------  -----------   ----------   ----------   -----------
U.S. government and government agencies and
 authorities:
  Guaranteed and sponsored...................  $    58,761     $     6      $  (195)   $    58,572
  Guaranteed and sponsored -- asset-backed...       78,237       1,477         (609)        79,105
States, municipalities and political
 subdivisions................................       25,958         163           (2)        26,119
International governments....................        7,447         205            0          7,652
Public utilities.............................       70,116         396         (424)        70,088
All other corporate..........................      410,530       6,357       (1,355)       415,532
All other corporate -- asset-backed..........      485,953       2,654       (1,081)       487,526
Short-term investments.......................      148,094           0          (66)       148,028
Certificates of deposit......................       83,378         563         (110)        83,831
Parents, subsidiaries and affiliates.........       48,100           0            0         48,100
                                               -----------   ----------   ----------   -----------
Total bonds and short-term investments.......  $ 1,416,574     $11,821      $(3,842)   $ 1,424,553
                                               -----------   ----------   ----------   -----------
                                               -----------   ----------   ----------   -----------

                                                               GROSS        GROSS
                                                             UNREALIZED   UNREALIZED      FAIR
1997                                              COST         GAINS        LOSSES        VALUE
---------------------------------------------  -----------   ----------   ----------   -----------
Common stock -- unaffiliated.................  $    13,064     $   713      $     0    $    13,777
Common stock -- affiliated...................       35,379           0       (4,160)        31,219
                                               -----------   ----------   ----------   -----------
Total common stocks..........................  $    48,443     $   713      $(4,160)   $    44,996
                                               -----------   ----------   ----------   -----------
                                               -----------   ----------   ----------   -----------

    The amortized cost and estimated fair value of bonds and short-term investments at December 31, 1997 by management's anticipated maturity are shown below. Asset-backed securities are distributed to maturity year based on ILA's estimate of the rate of future prepayments of principal

--------------------------------------------------------------------------------

over the remaining life of the securities. Expected maturities differ from contractual maturities reflecting borrowers' rights to call or prepay their obligations.

                                               AMORTIZED    ESTIMATED
MATURITY                                          COST     FAIR VALUE
---------------------------------------------  ----------  -----------
Due in one year or less......................  $  424,518  $   696,203
Due after one year through five years........     586,980      708,365
Due after five years through ten years.......     451,963      295,896
Due after ten years..........................     315,180       99,628
                                               ----------  -----------
  Total......................................  $1,778,641  $ 1,800,092
                                               ----------  -----------
                                               ----------  -----------

    Proceeds from sales of investments in bonds and short-term investments during 1997, 1996 and 1995 were $367,626, $668,078 and $313,961, respectively, resulting in gross realized gains of $964, $3,675 and $1,419, respectively, and gross realized losses of $1,084, $919 and $1,263, respectively, before transfers to IMR. The Company had realized gains of $52 during 1995 from a capital gain distribution.

(H) FAIR VALUE OF FINANCIAL INSTRUMENTS

    BALANCE SHEET ITEMS (IN MILLIONS):

                                                      1997                 1996
                                               ------------------   ------------------
                                               CARRYING    FAIR     CARRYING    FAIR
                                                AMOUNT     VALUE     AMOUNT     VALUE
                                               --------   -------   --------   -------
ASSETS
  Bonds and short-term investments...........   $1,778    $ 1,800    $1,417    $ 1,425
  Common stocks..............................       64         64        45         45
  Policy loans...............................       37         37        29         29
  Mortgage loans.............................       85         85         0          0
  Other invested assets......................       21         21         3          3
LIABILITIES
  Liabilities on investment contracts........   $1,911    $ 1,835    $1,245    $ 1,191

    The carrying amounts for policy loans approximates fair value. The fair value of liabilities on investment contracts are determined by forecasting future cash flows and discounting the forecasted cash flows at current market rates.

 3. RELATED PARTY TRANSACTIONS:

    Transactions between the Company and its affiliates within The Hartford relate principally to tax settlements, reinsurance, service fees, capital contributions and payments of dividends. The Company has also invested in bonds of its subsidiaries, Hartford Financial Services Corporation and HL Investment Advisors, Inc., and common stock of its subsidiary, ITT Hartford Life, LTD.

    On June 30, 1995, the assets of Lyndon Insurance Company were contributed to ILA. As a result, ILA received approximately $365 million in bonds and short-term investments, common stocks and cash, $28 million in policy reserves, $187 million of current tax liability, $26 million in IMR, $8 million in AVR (offset by an aggregate write-in to surplus), and $4 million of other liabilities. The assets in excess of liabilities of $112 million were recorded as an increase to paid-in surplus.

    For additional information, see Note 5.

 4. FEDERAL INCOME TAXES:

    The Company and The Hartford have entered into a tax sharing agreement under which each member in the consolidated U.S. Federal income tax return will make payments between them such that, with respect to any period, the amount of taxes to be paid by the Company, subject to certain adjustments, generally will be determined as though the Company were to file separate Federal, state and local income tax returns.

    As long as The Hartford continues to beneficially own, directly or indirectly, at least 80% of the combined voting power and 80% of the value of the outstanding capital stock of HLI, the Company will be included for Federal income tax purposes in the consolidated group of which The Hartford is the common parent. It is the current intention of The Hartford and its subsidiaries to continue to file a single consolidated Federal income tax return. The Company will continue to remit (receive from) The Hartford a current income tax provision (benefit) computed in accordance with such tax sharing agreement. Federal income taxes (received) paid by the Company were $(14,499), $29,792 and $215,921 in 1997, 1996 and 1995, respectively. The effective tax rate was (26)%, 22% and 25% in 1997, 1996 and 1995, respectively. The following schedule provides a reconciliation of the tax provision at the U.S. Federal Statutory rate to Federal income tax (benefit) expense (in millions).

                                               1997    1996    1995
                                               -----   -----   -----
Tax provision at U.S. Federal statutory
 rate........................................  $  20   $  30   $  20
Tax deferred acquisition costs...............     25      27       8
Statutory to tax reserve differences.........      1       0       3
Unrealized gain on separate accounts.........    (44)    (21)    (13)
Investments and other........................    (17)    (17)     (4)
                                               -----   -----   -----
Federal income tax (benefit) expense.........  $ (15)  $  19   $  14
                                               -----   -----   -----
                                               -----   -----   -----

 5. CAPITAL AND SURPLUS AND SHAREHOLDER
   DIVIDEND RESTRICTIONS:

    The maximum amount of dividends which can be paid, without prior approval, by State of Connecticut insurance companies to shareholders is subject to restrictions relating to statutory surplus. Dividends are paid as determined by the Board of Directors and are not cumulative. No dividends were paid in 1997 or 1996. ILA paid dividends of $10 million to its parent, HLIC, in 1995. As a result of the Distribution by ITT, the assets of ITT Lyndon Insurance Company (Lyndon) were contributed to ILA in June 1995. Substantially all the business was removed from Lyndon prior to the contribution. The amount of assets which

--------------------------------------------------------------------------------

exceeded liabilities at the contribution date ($112 million) was included in paid-in surplus.

 6. PENSION PLANS AND OTHER POST-RETIREMENT AND POST-EMPLOYMENT BENEFITS:

    The Company's employees are included in The Hartford's non-contributory defined benefit pension plans. These plans provide pension benefits that are based on years of service and the employee's compensation during the last ten years of employment. The Company's funding policy is to contribute annually an amount between the minimum funding requirements set forth in the Employee Retirement Income Security Act of 1974 and the maximum amount that can be deducted for Federal income tax purposes. Generally, pension costs are funded through the purchase of HLIC's group pension contracts. Pension expense was $265, $358, and $1,034 in 1997, 1996 and 1995, respectively. Liabilities for the plan are held by The Hartford.

    The Company also participates in The Hartford's Investment and Savings Plan, which includes a deferred compensation option under IRC section 401(k) and an ESOP allocation under IRC section 404(k). The liabilities for these plans are included in the financial statements of The Hartford. The cost to ILA was not material in 1997, 1996 and 1995.

    The Company's employees are included in The Hartford's contributory defined health care and life insurance benefit plans. These plans provide health care and life insurance benefits for retired employees. Substantially all employees may become eligible for those benefits if they reach normal or early retirement age while still working for the Company. The Company has prefunded a portion of the health care and life insurance obligations through trust funds where such prefunding can be accomplished on a tax effective basis. Amounts allocated by The Hartford for post-retirement health care and life insurance benefits expense (not including provisions for accrual of post-retirement benefit obligations) are immaterial. The assumed rate of future increases in the per capita cost of health care (the health care trend rate) was 8.5% for 1997, decreasing ratably to 6% in the year 2001. Increasing the health care trend rates by one percent per year would have an immaterial impact on the accumulated post-retirement benefit obligation and the annual expense. The cost to ILA was not material in 1997, 1996 and 1995.

    Post-employment benefits are primarily comprised of obligations to provide medical and life insurance to employees on long-term disability. Post-employment benefit expense was not material in 1997, 1996 and 1995.

 7. REINSURANCE:

    The Company cedes insurance to non-affiliated insurers in order to limit its maximum loss. Such transfer does not relieve ILA of its primary liability. ILA also assumes insurance from other insurers.

    Life insurance net retained premiums were comprised of the following:

                                      1997      1996      1995
                                    --------  --------  --------
Direct premiums...................  $266,427  $226,612  $159,918
Premiums assumed..................    51,630    33,817    13,299
Premiums ceded....................   (21,412)  (10,185)   (7,425)
                                    --------  --------  --------
Premiums and annuity
 considerations...................  $296,645  $250,244  $165,792
                                    --------  --------  --------
                                    --------  --------  --------

    The Company cedes to RGA Reinsurance Company, on a modified coinsurance basis, 80% of the variable annuity business written since 1994.

 8. SEPARATE ACCOUNTS:

    The Company maintains separate account assets and liabilities totaling $23.2 billion and $14.6 billion at December 31, 1997 and 1996, respectively. Separate account assets are reported at fair value and separate account liabilities are determined in accordance with CARVM, which approximates the market value less applicable surrender charges. Separate account assets are segregated from other investments, the policyholder assumes the investment risk, and the investment income and gains and losses accrue directly to the policyholder. Separate account management fees, net of minimum guarantees, were $252 million, $144 million and $72 million in 1997, 1996 and 1995, respectively, and are recorded as a component of other revenues on the Statutory Statements of Income.

 9. COMMITMENTS AND CONTINGENCIES:

    As of December 31, 1997 and 1996, the Company had no material contingent liabilities, nor had the Company committed any surplus funds for any contingent liabilities or arrangements. The Company is involved in various legal actions which have arisen in the normal course of its business. In the opinion of management, the ultimate liability with respect to such lawsuits as well as other contingencies is not considered to be material in relation to the results of operations and financial position of the Company.

    Under insurance guaranty laws in most states, insurers doing business therein can be assessed up to prescribed limits for policyholder losses incurred by insolvent companies. The amount of any future assessments on ILA under these laws cannot be reasonably estimated. Most of the laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's own financial strength. Additionally, guaranty fund assessments are used to reduce state premium taxes paid by the Company in certain states. ILA paid guaranty fund assessments of $1,544, $1,262 and $1,684 in 1997, 1996 and 1995,
respectively. ILA incurred guaranteed fund expense of $548 in 1997 and 1996 and $0 in 1995.

                                  PART II

                      CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

  The facing sheet.


  The prospectus consisting of 44 pages.


  The undertaking to file reports.

  The Rule 484 undertaking.

  The signatures.

(1) The following exhibits included herewith correspond to those required by paragraph A of the instructions for exhibits to Form N-8B-2.

     (A1) Resolution of Board of Directors of Hartford Life and Annuity Insurance Company ("Hartford") authorizing the establishment of the Separate Account. (1)

     (A2)  Not applicable.

     (A3a) Principal Underwriting Agreement. (1)

     (A3b) Form of Selling Agreements. (2)

     (A3c) Not Applicable.

     (A4)  Not Applicable.

     (A5) Form of Certificate for Group Flexible Premium Variable Life Insurance Policy. (1)

     (A6a) Charter of Hartford. (3)

-------------------------
(1) Incorporated by reference to the initial Form S-6 registration statement for the Registrant (File No. 33-63731) filed with the Commission on October 30, 1995.

(2) Incorporated by reference to the initial Form S-6 registration statement for the Registrant (File No. 333-13735) filed with the Commission on October 8, 1996.


(3) Incorporated by reference to the Post-Effective Amendment No. 1 to the Form S-6 registration statement for the Registrant (File No. 333-13735) filed with the Commission on February 20, 1998.

     (A6b) Bylaws of Hartford. (1)

     (A7)  Not Applicable.

     (A8)  Not Applicable.

     (A9)  Not Applicable.

     (A10) Form of Enrollment Form for Certificate Issued Under Group Flexible Premium Variable Life Insurance Policies. (1)

     (A11) Memorandum describing transfer and redemption procedures. (1)

(2) Opinion and consent of Lynda Godkin, Senior Vice President, General Counsel and Corporate Secretary

(3) No financial statement will be omitted from the Prospectus pursuant to Instruction 1(b) or (c) of Part I.

(4)  Not applicable.


(5)  Opinion and consent of Pauline Gyllenhammer, FSA, MAAA.

(6)  Consent of Arthur Andersen LLP, Independent Public Accountants.


(7)  Copy of Power of Attorney.

                      REPRESENTATION OF REASONABLENESS OF FEES

Hartford Life and Annuity Insurance Company ("Hartford") hereby represents that the aggregate fees and charges under the Policy are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Hartford.

                           UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

UNDERTAKINGS AND REPRESENTATIONS AS REQUIRED BY RULE 6e-3(T)

1. ICMG Registered Variable Life Separate Account One meets the definition of "Separate Account" under Rule 6e-3(T).

2. Hartford  undertakes to keep and make available to the Commission upon
   request any documents used to support the any   representation in as to the
   reasonableness of fees.

                          UNDERTAKING ON INDEMNIFICATION

Under Section 33-772 of the Connecticut General Statutes, unless limited by its certificate of incorporation, the Registrant must indemnify a director who was wholly successful, on the merits or otherwise, in the defense of any proceeding to which he was a party because he is or was a director of the corporation against reasonable expenses incurred by him in connection with the proceeding.

The Registrant may indemnify an individual made a party to a proceeding because he is or was a director against liability incurred in the proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Registrant, and, with respect to any criminal proceeding, had no reason to believe his conduct was unlawful. Conn. Gen. Stat. Section 33-771(a). Additionally, pursuant to
Conn. Gen. Stat. Section 33-776, the Registrant may indemnify officers and employees or agents for liability incurred and for any expenses to which they becomes subject by reason of being or having been an employees or officers of the Registrant. Connecticut law does not prescribe standards for the indemnification of officers, employees and agents and expressly states that their indemnification may be broader than the right of indemnification granted to directors.

The foregoing statements are specifically made subject to the detailed provisions of Section 33-770 et seq.

Notwithstanding the fact that Connecticut law obligates the Registrant to indemnify only a director that was successful on the merits in a suit, under
Article VIII, Section 2 of the Registrant's bylaws, the Registrant must indemnify both directors and officers of the Registrant who are parties or threatened to be parties to a legal proceeding by reason of his being or having been a director or officer of the Registrant for any expenses if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the company, and with respect to criminal proceedings, had no reason to believe his conduct was unlawful. Unless otherwise mandated by a court, no indemnification shall be made if such officer or director is adjudged to be liable for negligence or misconduct in the performance of his duty to the Registrant.


Additionally, the directors and officers of Hartford and Hartford Equity Sales Company, Inc. ("HESCO") are covered under a directors and officers liability insurance policy issued to The Hartford Financial Services Group, Inc. and its subsidiaries. Such policy will reimburse the Registrant for any payments that it shall make to directors and officers pursuant to law and will, subject to certain exclusions contained in the policy, further pay any other costs, charges and expenses and settlements and judgments arising from any proceeding involving any director or officer of the Registrant in his past or present capacity as such, and for which he may be liable, except as to any liabilities arising from acts that are deemed to be uninsurable.


Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the ^ Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be herewith affixed and attested, all in the city of Simsbury, and the State of Connecticut on the 10th day of April, 1998.


                         HARTFORD LIFE AND ANNUITY INSURANCE
                         COMPANY ICMG REGISTERED VARIABLE LIFE
                         SEPARATE ACCOUNT ONE
                         (Registrant)

                         By:   /s/ Gregory A. Boyko
                            -------------------------------------------------
                               Gregory A. Boyko, Senior Vice President, Chief
                               Financial Officer and Treasurer

                         HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                         (Depositor)

                         By:    /s/ Gregory A. Boyko
                             -------------------------------------------------
                                Gregory A. Boyko, Senior Vice President, Chief
                                Financial Officer and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons and in the capacities and on the dates indicated.


Gregory A. Boyko, Senior Vice
    President, Chief Financial Officer and
    Treasurer, Director*
Lynda Godkin, Senior Vice President
    General Counsel and Corporate
    Secretary, Director*
Thomas M. Marra, Executive Vice                        *By: /s/ Lynda Godkin
   President and Director, Individual                       -------------------
   Life and Annuity Division, Director*                       Lynda Godkin
Lowndes A. Smith, President and                               Attorney-In-Fact
   Chief Executive Officer,
   Director*                                         Dated: April 10, 1998
David M. Znamierowski, Senior                               ------------------
   Vice President, Director*

                                 EXHIBIT INDEX


(2) Opinion and Consent of Lynda Godkin, Senior Vice President, General Counsel and Corporate Secretary

(5)       Opinion and Consent of Pauline Gyllenhammer, FSA, MAAA

(6)       Consent of Arthur Andersen LLP, Independent Public Accountants

(7)       Copy of Power of Attorney